REGISTRATION NO. 2-35439
                                                       REGISTRATION NO. 811-1800

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [   ]
Pre-Effective Amendment No.                                           [   ]
Post-Effective Amendment No. 83                                       [ X ]
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 83                                                      [ X ]

                        (Check appropriate box or boxes)


                           U.S. GLOBAL INVESTORS FUNDS
               (Exact name of registrant as specified in charter)

                               7900 Callaghan Road
                            San Antonio, Texas 78229
              (Address and zip code of principal executive office)

       Registrant's Telephone Number, including Area Code: (210) 308-1234

                           Frank E. Holmes, President
                           U.S. Global Investors Funds
                               7900 Callaghan Road
                            San Antonio, Texas 78229
                     (Name and address of agent for service)

Approximate Date of Proposed Public Offering: ________

It is proposed that this filing will become effective (check appropriate box)

         [   ] immediately upon filing pursuant to paragraph (b)

         [ X ] on November 2, 1998, pursuant to paragraph (b)

         [   ] 60 days after filing pursuant to paragraph (a)(i)

         [   ] on (date) pursuant to paragraph (a)(i)

         [   ] 75 days after filing pursuant to paragraph (a)(ii)

         [   ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

         [   ] this post-effective  amendment  designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby declares that, pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, an indefinite number of shares of beneficial interest, no par value, in Gold Shares Fund, World Gold Fund, Global Resources Fund, China Region Opportunity Fund, All American Equity Fund, Income Fund, Real Estate Fund, Tax Free Fund, Near-Term Tax Free Fund, U.S. Government Securities Savings Fund and U.S. Treasury Securities Cash Fund have previously been registered. The Rule 24f-2 Notice for the most recent fiscal year of U.S. Global Investors Funds was filed on September 18, 1998.

--------------------------------------------------------------------------------
                              PART A -- PROSPECTUS
--------------------------------------------------------------------------------

PROSPECTUS


GOLD AND NATURAL RESOURCES FUNDS

Gold Shares Fund
World Gold Fund
Global Resources Fund


EQUITY FUNDS

China Region Opportunity Fund
All American Equity Fund
Income Fund
Real Estate Fund


TAX-FREE FUNDS

Tax Free Fund
Near-Term Tax Free Fund


GOVERNMENT MONEY MARKET FUNDS

U.S. Government Securities Savings Fund
U.S. Treasury Securities Cash Fund

                                 PROSPECTUS

                               November 2, 1998

This prospectus gives vital information about these no-load funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

You can find more detailed information in the current Statement of Additional Information (SAI). For a free copy, call 1-800-US-FUNDS. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference.

Please note that shares of these funds:

   o Are not insured, guaranteed, sponsored, recommended, or approved by the United States government or any agency thereof
   o may not be able to maintain a stable $1 share price (only applicable to government money market funds)

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

U.S. GLOBAL INVESTORS FUNDS
P. O. Box 781234
San Antonio, Texas 78278-1234

PHONE: 1-800-US-FUNDS

INTERNET: http://www.us-global.com. The SEC also maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information that the funds file electronically with the SEC.

GOLD AND NATURAL RESOURCES FUNDS
     Gold Shares Fund
     World Gold Fund
     Global Resources Fund

EQUITY FUNDS
     China Region Opportunity Fund
     All American Equity Fund
     Income Fund
     Real Estate Fund

TAX-FREE FUNDS
     Tax Free Fund
     Near-Term Tax Free Fund

GOVERNMENT MONEY MARKET FUNDS
     U.S. Government Securities Savings Fund
     U.S. Treasury Securities Cash Fund

                                  CONTENTS

OVERVIEW

A LOOK AT EXPENSES AND FINANCIAL HISTORY
Investor expenses
      Shareholder transaction expenses..........................................
      Annual fund operating expenses ...........................................
      Example...................................................................
      Financial highlights......................................................

A FUND-BY-FUND REVIEW OF INVESTMENT GOALS, STRATEGIES AND RISKS
      Investment objectives & policies .........................................
      Common investment practices...............................................
      Risk considerations ......................................................
      Strategic transactions....................................................

INSTRUCTIONS AND POLICIES FOR OPENING, MAINTAINING AND CLOSING AN ACCOUNT
Your account
      Buying shares.............................................................
      Exchanging between funds..................................................
      Selling (redeeming) shares................................................
Transaction policies............................................................
      Valuation of shares
      Execution of requests
      Trader's fee paid to the fund
      Telephone transactions
Dividends and account policies..................................................
      Account statements
      Dividend reinvestment
      Taxability of dividends
      Taxability of transactions
      Performance information
      Small accounts

DETAILS THAT APPLY TO THE FUNDS AS A GROUP
      Fund details..............................................................
         How the funds are organized
         The management firm (the adviser)
         The transfer agent
         Other service providers
      For more information......................................................
         Reports to shareholders
         Statement of additional information (SAI)

U.S. Global Investors Funds are designed to make available to mutual fund investors the expertise of the investment professionals at U. S. Global Investors, Inc., the adviser. The adviser is the organization employed by the funds to give professional advice on its investments and asset management practices.

GOLD & NATURAL RESOURCES FUNDS

U.S. Global Investors offers three gold and natural resources funds:

      Gold Shares Fund
      World Gold Fund
      Global Resources Fund

EQUITY FUNDS

U.S. Global Investors offers four diversified equity funds:

      China Region Opportunity Fund (China Region Fund)
      All American Equity Fund (All American Fund)
      Income Fund
      Real Estate Fund

TAX-FREE FUNDS

U.S. Global Investors offers two tax-free funds:

      Tax Free Fund
      Near-Term Tax Free Fund

GOVERNMENT MONEY MARKET FUNDS

U.S. Global Investors offers two money market funds that invest principally in government securities:

    U.S. Government Securities Savings Fund (Government Securities Savings Fund) U.S. Treasury Securities Cash Fund (Treasury Securities Cash Fund)

                                INVESTOR EXPENSES

The figures below summarize an investor's maximum transaction costs and expenses for the most recent fiscal year. Future expenses may be greater or less.

SHAREHOLDER TRANSACTION EXPENSES

 Maximum sales charge..................................................None
 Redemption fee (does not include wire redemption......................None fee -- currently $10)
 Deferred sales charge.................................................None
 Administrative exchange fee.............................................$5
 Account closing fee (does not apply to exchanges) .....................$10
 Trader's fee (paid if shares are redeemed or  exchanged
   before a required number of calendar days):
   Gold Shares Fund, World Gold Fund and Global Resources Fund
     held less than 30 days...........................................0.25%
   Income Fund, Real Estate Fund, All American Fund shares
     held less than 30 days.......................................... 0.10%
   China Region Fund shares held less than 180 days...................1.00%

ANNUAL FUND OPERATING EXPENSES

Annual fund operating expenses are based on historical expenses and calculated as a percentage of average fund net assets. The adviser has voluntarily limited total fund operating expenses to not exceed 1.00% for the All American Fund, 0.70% for the Tax Free and Near-Term Tax Free Funds and 0.40% for the Government Securities Savings Fund on an annualized basis through June 30, 1999, and until such later date as the adviser determines. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances.

GOLD AND NATURAL RESOURCES FUNDS


                                        GOLD      WORLD     GLOBAL
                                        SHARES    GOLD      RESOURCES
                                        FUND      FUND      FUND
Management fee                          0.73%     0.97%     1.00%
Other expenses                          1.74%     0.77%     1.38%
      (after reduction)
Total fund operating expenses           2.47%     1.74%     2.38%
      (after reduction)

In the absence of offset arrangements, other expenses and total fund operating expenses would have been 1.94% and 2.67% for the Gold Shares Fund, 0.77% and 1.74% for the World Gold Fund and 1.42% and 2.42% for the Global Resources Fund.

EQUITY FUNDS

                                   CHINA     ALL         INCOME     REAL
                                   REGION    AMERICAN    FUND       ESTATE
                                   FUND      FUND                   FUND
Management fee                     1.22%     0.12%       0.75%      0.75%
      (after reduction)
Other expenses                     1.38%     0.85%       1.39%      1.22%
      (after reduction)
Total fund operating expenses      2.60%     0.97%       2.14%      1.97%
      (after reduction)

In the absence of expense guarantees and offset arrangements, management fees, other expenses and total fund operating expenses would have been 1.22%, 1.38% and 2.60% for the China Region Fund, 0.75%, 0.86% and 1.61% for the All American Fund, 0.75%, 1.39% and 2.14% for the Income Fund, and 0.75%, 1.26% and 2.01% for
the Real Estate Fund.

TAX-FREE AND GOVERNMENT MONEY MARKET FUNDS

                                  TAX        NEAR-TERM   GOVERNMENT   TREASURY
                                  FREE       TAX FREE    SECURITIES   SECURITIES
                                  FUND       FUND        SAVINGS      CASH
                                                         FUND         FUND
 Management fee                   0.00%      0.00%       0.06%        0.48%
       (after reduction)
 Other expenses                   0.70%      0.70%       0.25%        0.48%
       (after reduction)
 Total fund operating expenses    0.70%      0.70%       0.31%        0.96%
       (after reduction)

In the absence of expense guarantees and offset arrangements, management fees, other expenses and total fund operating expenses would have been 0.75%, 0.70% and 1.45% for the Tax Free Fund, 0.50%, 1.33% and 1.83% for the Near-Term Tax Free Fund, and 0.41%, 0.26% and 0.67% for the Government Securities Savings Fund.

The example below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and distributions and that the average annual return was 5%.

GOLD AND NATURAL RESOURCES FUNDS

                         GOLD           WORLD          GLOBAL
                         SHARES         GOLD           RESOURCES
                         FUND           FUND           FUND
1 year                   $35            $28            $34
3 years                  $87            $65            $84
5 years                  $141           $104           $137
10 years                 $290           $215           $282

EQUITY FUNDS

                    CHINA          ALL            INCOME         REAL
                    REGION         AMERICAN       FUND           ESTATE
                    FUND           FUND                          FUND
1 year              $36            $32            $32            $30
3 years             $91            $77            $77            $72
5 years             $148           $123           $125           $116
10 years            $303           $244           $257           $239


TAX FREE AND GOVERNMENT MONEY MARKET FUNDS

                    TAX            NEAR-TERM      GOVERNMENT     TREASURY
                    FREE           TAX FREE       SECURITIES     SECURITIES
                    FUND           FUND           SAVINGS        CASH
                                                  FUND           FUND
1 year              $17            $17            $13            $20
3 years             $32            $32            $20            $41
5 years             $49            $49            $27            $63
10 years            $97            $97            $49            $128


These estimates include an account closing fee of $10 for each period. The All American Fund also includes account maintenance fees of $12, $36, $60, and $120, respectively, for the periods shown.

The account closing and maintenance fees are flat charges that do not vary with the size of your investment. Therefore, for investments larger than $1,000, total expenses will be much lower than this example implies.

In conformance with SEC regulations, the example is based on a $1,000 investment. The minimum investment, however, is $5,000 for most of the funds. In practice, a $1,000 account would be assessed a monthly $1.00 small account charge ($5.00 in the tax free funds and China Region Fund), which is not reflected in the example. See Small Accounts section.

The example does not represent past or future expenses. Actual expenses may be more or less than those shown.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report is included in the Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. The Financial Highlights should be read in conjunction with the financial statements and notes included in the Annual Report.


GOLD SHARES FUND                           1998*     1997*    1996*     1995*    1994*    1993*     1992*    1991*    1990*    1989*
Per share for each year ended June 30,
NET ASSET VALUE, BEGINNING OF YEAR         $9.40    $18.40   $21.40    $24.80   $24.90   $22.10    $35.70   $38.20   $37.70   $37.40
------------------------------------------------------------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)              0.01      0.40     0.50      0.60     0.70     0.40      0.70     1.00     1.60     2.00
  Net realized and unrealized gain (loss)  (5.50)    (8.90)   (3.00)    (3.30)   (0.20)    2.90    (13.50)   (2.50)    0.80     0.40
                                          -------   -------  -------   -------  -------  -------   -------  -------  -------  ------
Total from investment activities           (5.49)    (8.50)   (2.50)    (2.70)    0.50     3.30    (12.80)   (1.50)    2.40     2.40
                                          -------   -------  -------   -------  -------  -------   -------  -------  -------  ------
Distributions
  From net investment income               (0.11)    (0.50)   (0.50)    (0.60)   (0.60)   (0.40)    (0.80)   (1.00)   (1.90)  (2.10)
  In excess of net investment income       (0.01)       --       --     (0.10)      --    (0.10)       --       --       --       --
  From net realized gains                     --        --       --        --       --       --        --       --       --       --
                                          -------   -------  -------   -------  -------  -------   -------  -------  -------  ------
Total distributions                       (0.12)    (0.50)   (0.50)    (0.70)   (0.60)   (0.50)    (0.80)   (1.00)   (1.90)   (2.10)

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $3.79     $9.40   $18.40    $21.40   $24.80   $24.90    $22.10   $35.70   $38.20   $37.70
------------------------------------------------------------------------------------------------------------------------------------

Total return (excluding account fees)    (58.83)% (46.49)% (11.73)%  (11.21)%    1.85%   16.70%  (36.45)%  (3.77)%    5.51%    7.03%
Ratios to average net assets (a)
  Net investment income                    0.53%     2.68%    1.81%     2.47%    2.61%    2.58%     2.52%    2.71%    3.80%    5.46%
  Total expenses                           2.67%     1.84%    1.58%     1.47%    1.52%    1.95%     1.64%    1.54%    1.46%    1.64%
  Expenses reimbursed or offset           (0.20)%   (0.04)%  (0.04)    (0.05)   (0.06)   (0.07)    (0.10)%     --       --   (0.10)%
  Net expenses                             2.47%     1.80%    1.54%     1.42%    1.46%    1.88%     1.54%    1.54%    1.46%    1.54%
Portfolio turnover rate                     220%       44%      24%       33%      29%      20%       25%      49%      13%       7%
Net assets, end of year (in thousands)   $46,251   $79,523 $153,839  $211,171 $263,827  $299,808 $187,937 $343,148 $295,108 $239,111

-----------------------------
(a) Expenses  reimbursed  or offset  reflect  reductions to total  expenses,  as discussed in the notes to the financial statements.  Such amounts would decrease the net investment income ratio had such reductions not occurred.

*        Adjusted to reflect a 1-for-10 reverse stock split as of July 1, 1998

WORLD GOLD FUND                              1998       1997      1996      1995     1994     1993     1992   1991*   1990*    1989*
Per share for each year ended June 30,
NET ASSET VALUE, BEGINNING OF YEAR         $15.95     $21.12    $15.81    $15.63   $14.59    $9.51   $10.04  $10.77  $11.57  $14.03
------------------------------------------------------------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)              (0.05)    (0.12)    (0.08)    (0.12)   (0.09)   (0.12)   (0.13)   (0.10)  (0.04)   0.02
  Net realized and unrealized gain (loss)   (5.90)    (3.94)     5.39      0.33     1.13     5.20    (0.40)   (0.63)  (0.66)  (2.48)
                                           -------   -------   -------   -------  -------  -------  -------  ------- -------  ------
Total from investment activities            (5.95)    (4.06)     5.31      0.21     1.04     5.08    (0.53)   (0.73)  (0.70)  (2.46)
                                           -------   -------  -------    -------  -------  -------   ------- ------- -------  ------
Distributions
  From net investment income                   --     (1.11)       --        --       --       --       --      --    (0.10)     --
  In excess of net investment income        (0.14)       --        --     (0.03)      --       --       --      --       --      --
  From net realized gains                      --        --        --        --       --       --       --      --       --      --
                                           -------   -------  -------    -------  -------  -------   ------- ------- -------  ------
Total distributions                         (0.14)    (1.11)       --     (0.03)      --       --       --      --    (0.10)     --

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $9.86     $15.95    $21.12    $15.81   $15.63   $14.59    $9.51  $10.04  $10.77  $11.57
------------------------------------------------------------------------------------------------------------------------------------

Total return (excluding account fees)      (37.41)%   (20.10)%    33.59%     1.36%    7.13%   53.58%  (5.37)% (7.03)%(7.02)%(16.42)%
Ratios to average net assets (a)
  Net investment income                     (0.72)%    (0.60)%   (0.40)%   (0.66)%  (0.66)%  (1.15)%  (1.18)% (0.95)% (0.24)%  0.13%
  Total expenses                             1.74%      1.54%     1.53%     1.58%    1.57%    2.06%    2.20%   2.22%   1.95%   2.00%
  Expenses reimbursed or offset                --      (0.02)%   (0.02)%   (0.03)%  (0.04)%  (0.06)%     --      --      --      --
  Net expenses                               1.74%      1.52%     1.51%     1.55%    1.53%    2.00%    2.20%   2.22%   1.95%   2.00%
Portfolio turnover rate                        43%        40%       26%       28%      20%      26%      47%     44%     26%      0%
Net assets, end of year (in thousands)    $149,759   $187,466  $248,781  $181,473 $202,819 $109,805  $57,942 $65,423 $72,626 $85,119

-----------------------------
(a)  Expenses   reimbursed  or  offset  reflect  reductions  to  total expenses,
as discussed  in the  notes to the  financial statements.   Such  amounts  would
decrease  the net  investment  income  ratio  had such reductions not occurred.

*   Adjusted to reflect a 1-for-10 reverse stock split as of September 30, 1990.

GLOBAL RESOURCES FUND                      1998     1997     1996     1995     1994     1993     1992     1991*    1990*    1989*
Per share for each year ended June 30,
NET ASSET VALUE, BEGINNING OF YEAR        $7.33    $6.98    $5.76    $5.74    $6.10    $5.78    $5.76    $6.31    $7.07    $7.67
------------------------------------------------------------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)            (0.01)   (0.05)   (0.01)   (0.03)   (0.02)    0.01     0.00     0.03     0.12     0.13
  Net realized and unrealized gain (loss) (1.95)    1.34     1.31     0.36    (0.18)    0.35     0.25    (0.12)    0.02    (0.33)
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total from investment activities          (1.96)    1.29     1.30     0.33    (0.20)    0.36     0.25    (0.09)    0.14    (0.20)
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Distributions
  From net investment income                 --    (0.04)      --       --       --    (0.01)   (0.07)   (0.04)   (0.50)      --
  In excess of net investment income         --       --    (0.01)      --    (0.01)   (0.03)      --       --       --       --
  From net realized gains                 (0.04)   (0.90)   (0.07)      --    (0.15)      --    (0.16)   (0.42)   (0.40)   (0.40)
  In excess of net realized gains         (0.86)      --       --    (0.31)      --       --       --       --       --       --
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total distributions                       (0.90)   (0.94)   (0.08)   (0.31)   (0.16)   (0.04)   (0.23)   (0.46)   (0.90)   (0.40)

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $4.47    $7.33    $6.98    $5.76    $5.74    $6.10    $5.78    $5.76    $6.31    $7.07
------------------------------------------------------------------------------------------------------------------------------------

Total return (excluding account fees)    (29.79)%  18.96%   22.80%    5.94%   (3.73)%   6.46%    4.31%   (1.26)%  (0.47)%  (2.36)%
Ratios to average net assets (a)
  Net investment income                   (1.51)%  (0.76)%  (0.13)%  (0.60)%  (0.34)%   0.17%    0.61%    0.58%    1.37%    1.78%
  Total expenses                           2.42%    2.34%    2.58%    2.51%    2.44%    2.48%    2.34%    2.50%    2.94%    4.40%
  Expenses reimbursed or offset           (0.04)%  (0.04)%  (0.01)%  (0.02)%  (0.01)%  (0.02)%  (0.01)%  (0.07)%  (0.84)%  (2.36)%
  Net expenses                             2.38%    2.30%    2.57%    2.49%    2.43%    2.46%    2.33%    2.43%    2.10%    2.04%
Portfolio turnover rate                     192%      52%     117%      50%      58%     120%      55%      82%      70%      21%
Net assets, end of year (in thousands)   $18,958  $29,983  $24,534  $21,452  $21,620  $23,939  $25,384  $28,157  $31,694  $37,064

(a) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ratio had such reductions not occurred.

*  Adjusted to reflect a 1-for-10 reverse stock split as of September 30, 1990.

CHINA REGION OPPORTUNITY FUND              1998     1997     1996     1995     1994*    1994**
Per share for each year ended June 30,
NET ASSET VALUE, BEGINNING OF YEAR        $8.60    $6.43    $6.67    $7.75   $10.00    $9.92
------------------------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)             0.03     0.05     0.08     0.10     0.04     0.04
  Net realized and unrealized gain (loss) (4.49)    2.15    (0.22)   (1.09)   (2.25)   (2.17)
                                         -------  -------  -------  -------  -------  -------
Total from investment activities          (4.46)    2.20    (0.14)   (0.99)   (2.21)   (2.13)
                                         -------  -------  -------  -------  -------  -------
Distributions
  From net investment income              (0.05)   (0.03)   (0.08)   (0.09)   (0.04)   (0.04)
  In excess of net investment income         --       --    (0.02)      --       --       --
  From net realized gains                    --       --       --       --       --       --
                                         -------  -------  -------  -------  -------  -------
Total distributions                       (0.05)   (0.03)   (0.10)   (0.09)   (0.04)   (0.04)

------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $4.09    $8.60    $6.43    $6.67    $7.75    $7.75
------------------------------------------------------------------------------------------------

Total return (excluding account fees)    (52.06)%  34.38%   (2.07)% (12.79)% (22.11)% (21.48)%
Ratios to average net assets (a)
  Net investment income                    0.39%    0.87%    1.24%    1.53%    1.51%    1.33%
  Total expenses                           2.60%    2.54%    2.60%    2.51%    3.10%    3.26%
  Expenses reimbursed or offset              --    (0.32)%  (0.45)%  (0.60)%  (1.48)%  (1.38)%
  Net expenses                             2.60%    2.22%    2.15%    1.95%    1.62%    1.88%
Portfolio turnover rate                      17%      24%      37%      54%      13%      13%
Net assets, end of year (in thousands)   $19,460  $42,099  $20,967  $19,022   $7,655   $7,655

(a) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ratio had such reductions not occurred.

* For the period January 10, 1994, commencement of operations, through June 30, 1994.

** For the period February 10, 1994, effective date of registration and public offering, through June 30, 1994.

Ratios are annualized for periods of less than one year.

ALL AMERICAN EQUITY FUND                   1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
Per share for each year ended June 30,
NET ASSET VALUE, BEGINNING OF YEAR       $31.34   $24.55   $20.08   $19.52   $20.60   $18.79   $17.12   $16.11   $16.67   $16.44
---------------------------------------------------------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)             0.38     0.38     0.41     0.44     0.44     0.36     0.17     0.14     0.49     0.43
  Net realized and unrealized gain (loss)  8.06     7.64     4.44     2.68    (0.75)    1.91     1.62     0.97    (0.55)    0.28
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total from investment activities           8.44     8.02     4.85     3.12    (0.31)    2.27     1.79     1.11    (0.06)    0.71
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Distributions
  From net investment income              (0.37)   (0.43)   (0.38)   (0.39)   (0.44)   (0.37)   (0.12)   (0.10)   (0.50)   (0.48)
  In excess of net investment income      (0.03)      --       --       --    (0.02)   (0.09)      --       --       --       --
  From net realized gains                 (0.58)   (0.80)      --       --    (0.31)      --       --       --       --       --
  In excess of net realized gains            --       --       --    (2.17)      --       --       --       --       --       --
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total distributions                       (0.98)   (1.23)   (0.38)   (2.56)   (0.77)   (0.46)   (0.12)   (0.10)   (0.50)   (0.48)

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $38.80   $31.34   $24.55   $20.08   $19.52   $20.60   $18.79   $17.12   $16.11   $16.67
---------------------------------------------------------------------------------------------------------------------------------

Total return (excluding account fees)     27.31%   33.68%   24.31%   17.98%   (1.67)%  12.15%   10.51%    6.84%   (0.40)%   4.45%
Ratios to average net assets (a)
  Net investment income                    1.03%    1.51%    1.84%    2.33%    2.11%    1.86%    0.78%    0.83%    2.63%    2.62%
  Total expenses                           1.61%    1.81%    1.90%    2.17%    2.08%    1.75%    2.03%    2.80%    2.10%    1.97%
  Expenses reimbursed or offset           (0.64)%  (1.14)%  (1.22)%  (1.47)%  (1.47)%  (0.72)%     --       --       --       --
  Net expenses                             0.97%    0.67%    0.68%    0.70%    0.61%    1.03%    2.03%    2.80%    2.10%    1.97%
Portfolio turnover rate                      24%       7%      16%      97%     117%      12%      35%     209%     258%     113%
Net assets, end of year (in thousands)   $34,671  $25,478  $15,220  $11,931  $10,227  $12,331  $11,825  $10,306   $9,763  $11,992

(a) Expenses  reimbursed  or offset  reflect  reductions to total  expenses,  as
    discussed in  the notes  to the  financial statements.   Such amounts  would
    decrease the net investment income ratio had such reductions not occurred.

INCOME FUND                                1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
Per share for each year ended June 30,
NET ASSET VALUE, BEGINNING OF YEAR       $14.49   $14.94   $13.35   $12.57   $14.06   $12.65   $11.32   $12.23   $11.61    $9.64
---------------------------------------------------------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)             0.23     0.31     0.35     0.35     0.31     0.30     0.29     0.36     0.43     0.48
  Net realized and unrealized gain (loss)  2.84     1.77     1.84     0.79    (1.06)    2.19     1.40    (0.62)    0.61     1.96
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total from investment activities           3.07     2.08     2.19     1.14    (0.75)    2.49     1.69    (0.26)    1.04     2.44
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Distributions
  From net investment income              (0.28)   (0.27)   (0.35)   (0.34)   (0.31)   (0.27)   (0.35)   (0.36)   (0.42)   (0.47)
  In excess of net investment income         --       --       --       --    (0.03)      --       --       --       --       --
  From net realized gains                 (1.96)   (2.26)   (0.25)   (0.02)   (0.01)   (0.79)   (0.01)   (0.29)      --       --
  In excess of net realized gains            --       --       --       --    (0.39)   (0.02)      --       --       --       --
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total distributions                       (2.24)   (2.53)   (0.60)   (0.36)   (0.74)   (1.08)   (0.36)   (0.65)   (0.42)   (0.47)

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $15.32   $14.49   $14.94   $13.35   $12.57   $14.06   $12.65   $11.32   $12.23   $11.61
---------------------------------------------------------------------------------------------------------------------------------

Total return (excluding account fees)     23.92%   15.58%   16.60%    9.31%   (5.83)%  20.68%   15.02%   (2.07)%   8.89%   26.02%
Ratios to average net assets (a)
  Net investment income                    1.54%    2.18%    2.45%    2.59%    2.27%    2.34%    2.47%    2.99%    3.55%    4.61%
  Total expenses                           2.14%    2.20%    2.10%    2.01%    1.79%    1.88%    1.95%    2.22%    1.94%    2.30%
  Expenses reimbursed or offset              --    (0.01)%  (0.02)%  (0.03)%  (0.05)%  (0.05)%     --       --       --    (0.30)%
  Net expenses                             2.14%    2.19%    2.08%    1.98%    1.74%    1.83%    1.95%    2.22%    1.94%    2.00%
Portfolio turnover rate                      29%      88%      51%       7%       7%      44%      76%     110%      19%      18%
Net assets, end of year (in thousands)   $11,137   $9,615   $9,698  $10,230  $11,865  $11,009   $7,845   $7,456   $8,137   $5,317

(a) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ratio had such reductions not occurred.

REAL ESTATE FUND                           1998*    1997     1996     1995     1994     1993     1992     1991     1990     1989
Per share for each year ended June 30,
NET ASSET VALUE, BEGINNING OF YEAR       $14.22   $10.97    $9.80    $9.86   $10.96   $10.17    $8.83    $8.36   $10.20    $9.29
---------------------------------------------------------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)             0.27     0.40     0.42     0.23     0.22     0.17     0.29     0.24     0.30     0.38
  Net realized and unrealized gain (loss)  0.03     3.15     1.27    (0.13)   (1.05)    0.79     1.38     0.47    (1.57)    0.94
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total from investment activities           0.30     3.55     1.69     0.10    (0.83)    0.96     1.67     0.71    (1.27)    1.32
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Distributions
  From net investment income              (0.39)   (0.30)   (0.39)   (0.16)   (0.22)   (0.17)   (0.33)   (0.24)   (0.30)   (0.41)
  In excess of net investment income         --       --       --       --    (0.02)      --       --       --       --       --
  From net realized gains                 (0.45)      --       --       --       --       --       --       --    (0.27)      --
  Tax return of capital                      --       --    (0.13)      --    (0.03)      --       --       --       --       --
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total distributions                       (0.84)   (0.30)   (0.52)   (0.16)   (0.27)   (0.17)   (0.33)   (0.24)   (0.57)   (0.41)

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $13.68   $14.22   $10.97    $9.80    $9.86   $10.96   $10.17    $8.83    $8.36   $10.20
---------------------------------------------------------------------------------------------------------------------------------

Total return (excluding account fees)      1.39%   32.44%   17.34%    1.09%   (7.70)%   9.45%   18.70%    9.23%  (12.60)%  14.46%
Ratios to average net assets (a)
  Net investment income                    2.05%    3.19%    3.63%    2.22%    1.96%    1.55%    3.17%    2.66%    3.50%    4.70%
  Total expenses                           2.01%    1.82%    2.27%    1.95%    1.62%    1.42%    1.63%    2.63%    2.51%    2.87%
  Expenses reimbursed or offset           (0.04)%  (0.02)%  (0.01)%  (0.03)%  (0.03)%  (0.02)%     --       --       --    (0.73)%
  Net expenses                             1.97%    1.80%    2.26%    1.92%    1.59%    1.40%    1.63%    2.63%    2.51%    2.14%
Portfolio turnover rate                      95%     118%     108%      48%     145%     187%     103%     133%      63%      88%
Net assets, end of year (in thousands)   $11,368  $13,897   $8,220   $9,169  $14,597  $19,780  $21,514   $6,678   $6,016   $5,658

(a) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ratio had such reductions not occurred.

* Effective May 1, 1998, the Fund changed to a new sub-adviser, Goodman & Co.

TAX FREE FUND                              1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
Per share for each year ended June 30,
NET ASSET VALUE, BEGINNING OF YEAR       $11.89   $11.58   $11.55   $11.40   $12.16   $11.69   $11.31   $11.11   $11.27   $10.75
---------------------------------------------------------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)             0.57     0.59     0.59     0.64     0.67     0.66     0.62     0.58     0.62     0.69
  Net realized and unrealized gain (loss)  0.33     0.31     0.01     0.18    (0.56)    0.47     0.59     0.20    (0.15)    0.51
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total from investment activities           0.90     0.90     0.60     0.82     0.11     1.13     1.21     0.78     0.47     1.20
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Distributions
  From net investment income              (0.59)   (0.59)   (0.57)   (0.64)   (0.68)   (0.63)   (0.62)   (0.58)   (0.63)   (0.68)
  In excess of net investment income         --       --       --    (0.03)   (0.06)      --       --       --       --       --
  From net realized gains                    --       --       --       --    (0.06)   (0.03)   (0.21)      --       --       --
  In excess of net realized gains            --       --       --       --    (0.07)      --       --       --       --       --
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total distributions                       (0.59)   (0.59)   (0.57)   (0.67)   (0.87)   (0.66)   (0.83)   (0.58)   (0.63)   (0.68)

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $12.20   $11.89    11.58    11.55    11.40    12.16    11.69    11.31    11.11    11.27
---------------------------------------------------------------------------------------------------------------------------------

Total return (excluding account fees)      7.71%    7.93%    5.25%    7.51%    0.75%    9.97%   11.02%    7.19%    4.31%   11.48%
Ratios to average net assets (a)
  Net investment income                    4.77%    5.00%    5.06%    5.62%    5.68%    5.48%    5.38%    5.09%    5.64%    6.38%
  Total expenses                           1.45%    1.46%    1.44%    1.49%    1.46%    1.53%    1.73%    1.93%    1.61%    1.74%
  Expenses reimbursed or offset           (0.75)%  (1.06)%  (1.08)%  (1.27)%  (1.46)%  (1.21)%  (0.46)%     --       --    (0.51)%
  Net expenses                             0.70%    0.40%    0.36%    0.22%      --     0.32%    1.27%    1.93%    1.61%    1.23%
Portfolio turnover rate                      49%      87%      69%      22%      51%      94%      70%      54%      82%     110%
Net assets, end of year (in thousands)   $21,400  $18,327  $19,949  $18,613  $18,656  $17,192   $7,790   $7,236   $7,787  $10,365

(a) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ratio had such reductions not occurred.

NEAR-TERM TAX FREE FUND                    1998     1997     1996     1995     1994     1993     1992     1991*
Per share for each year ended June 30,
NET ASSET VALUE, BEGINNING OF YEAR       $10.49   $10.38   $10.47   $10.39   $10.74   $10.42    $9.88   $10.00
---------------------------------------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)             0.43     0.48     0.47     0.45     0.43     0.61     0.62     0.27
  Net realized and unrealized gain (loss)  0.19     0.12    (0.09)    0.06    (0.21)    0.31     0.56    (0.12)
                                         -------  -------  -------  -------  -------  -------  -------  -------
Total from investment activities           0.62     0.60     0.38     0.51     0.22     0.92     1.18     0.15
                                         -------  -------  -------  -------  -------  -------  -------  -------
Distributions
  From net investment income              (0.47)   (0.49)   (0.47)   (0.43)   (0.44)   (0.59)   (0.62)   (0.22)
  In excess of net investment income         --       --       --       --    (0.07)      --       --    (0.05)
  From net realized gains                    --       --       --       --       --    (0.01)   (0.02)      --
  In excess of net realized gains            --       --       --       --    (0.06)      --       --       --
                                         -------  -------  -------  -------  -------  -------  -------  -------
Total distributions                       (0.47)   (0.49)    0.00     0.00    (0.13)   (0.01)   (0.02)   (0.27)

---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $10.64   $10.49   $10.38   $10.47   $10.39   $10.74   $10.42    $9.88
---------------------------------------------------------------------------------------------------------------

Total return (excluding account fees)      6.02%    5.85%    3.68%    5.02%    2.03%    9.10%   12.25%    2.66%
Ratios to average net assets (a)
  Net investment income                    4.12%    4.67%    4.41%    4.25%    4.34%    5.73%    6.30%    6.07%
  Total expenses                           1.83%    1.92%    1.75%    1.62%    1.80%    2.55%    3.02%    6.98%
  Expenses reimbursed or offset           (1.13)%  (1.52)%  (1.23)%  (1.42)%  (1.80)%  (2.55)%  (3.02)%  (6.98)%
  Net expenses                             0.70%    0.40%    0.52%    0.20%      --       --       --       --
Portfolio turnover rate                      39%     103%      83%      53%      69%     140%      45%      42%
Net assets, end of year (in thousands)    $8,061   $7,360   $6,545   $7,128   $9,190   $1,775   $1,309     $592

(a) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ratio had such reductions not occurred.

*  For the period December 1, 1990, commencement of operations, through June 30,
   1991.

Ratios are annualized for periods of less than one year.

U.S. GOVERNMENT SECURITIES SAVINGS FUND    1998     1997     1996     1995     1994     1993     1992     1991*    1990*    1989*
Per share for each year ended June 30,
NET ASSET VALUE, BEGINNING OF YEAR        $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.01    $1.03    $1.01
---------------------------------------------------------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)             0.05     0.05     0.05     0.05     0.03     0.04     0.05     0.08     0.07     0.08
  Net realized and unrealized gain (loss)    --       --       --    (0.01)      --       --       --    (0.02)   (0.01)    0.02
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total from investment activities           0.05     0.05     0.05     0.04     0.03     0.04     0.05     0.06     0.06     0.10
Distributions
  From net investment income              (0.05)   (0.05)   (0.05)   (0.05)   (0.03)   (0.04)   (0.05)   (0.07)   (0.08)   (0.08)
  From net realized gains                    --       --       --       --       --       --       --       --       --       --
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total distributions                       (0.05)   (0.05)   (0.05)   (0.05)   (0.03)   (0.04)   (0.05)   (0.07)   (0.08)   (0.08)
                                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Capital contribution by manager              --       --       --     0.01       --       --       --       --       --       --

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.01    $1.03
---------------------------------------------------------------------------------------------------------------------------------

Total return (excluding account fees)      5.38%    5.27%    5.34%    5.09%**  3.34%    3.79%    5.30%    5.47%    6.70%   10.69%
Ratios to average net assets (a)
  Net investment income                    5.25%    5.13%    5.28%    5.03%    3.34%    3.61%    5.02%    6.24%    7.07%    8.15%
  Total expenses                           0.67%    0.70%    0.71%    0.68%    0.71%    0.81%    1.04%    1.84%    2.17%    1.95%
  Expenses reimbursed or offset           (0.36)%  (0.41)%  (0.45)%  (0.45)%  (0.55)%  (0.62)%  (1.04)%  (1.37)%     --    (0.82)%
  Net expenses                             0.31%    0.29%    0.26%    0.23%    0.16%    0.19%      --     0.47%    2.17%    1.13%
Net assets, end of year (in thousands)  $761,518 $691,769 $588,409 $529,372 $610,229 $445,418 $117,092  $22,291   $4,992   $6,507

(a) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ratio had such reductions not occurred.

* Adjusted to reflect a 9.24482-for-1 stock split as of October 31, 1990. Prior to the split the fund was not a constant $1.00 fund.

** Total return includes the effect of a voluntary capital contribution by the Manager; otherwise the return would have been 4.19%.

U.S. TREASURY SECURITIES CASH FUND         1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
Per share for each year ended June 30,
NET ASSET VALUE, BEGINNING OF YEAR        $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
---------------------------------------------------------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)             0.04     0.04     0.04     0.04     0.02     0.02     0.04     0.06     0.08     0.08
  Net realized and unrealized gain (loss)    --       --       --       --       --       --       --       --       --       --
Total from investment activities           0.04     0.04     0.04     0.04     0.02     0.02     0.04     0.06     0.08     0.08
Distributions
  From net investment income              (0.04)   (0.04)   (0.04)   (0.04)   (0.02)   (0.02)   (0.04)   (0.06)   (0.08)   (0.08)
  From net realized gains                    --       --       --       --       --       --       --       --       --       --
Total distributions                       (0.04)   (0.04)   (0.04)   (0.04)   (0.02)   (0.02)   (0.04)   (0.06)   (0.08)   (0.08)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
---------------------------------------------------------------------------------------------------------------------------------

Total return (excluding account fees)      4.55%    4.35%    4.54%    4.43%    2.38%    2.46%    4.33%    6.69%    7.91%    7.94%
Ratios to average net assets (a)
  Net investment income                    4.37%    4.22%    4.42%    4.32%    2.38%    2.41%    4.30%    6.96%    7.67%    7.67%
  Total expenses                           0.96%    1.04%    1.03%    0.97%    0.96%    1.14%    1.11%    1.04%    1.00%    1.00%
  Expenses reimbursed or offset              --       --       --       --    (0.03)%  (0.15)%  (0.23)%  (0.31)%  (0.30)%  (0.30)%
  Net expenses                             0.96%    1.04%    1.03%    0.97%    0.93%    0.99%    0.88%    0.73%    0.70%    0.70%
Net assets, end of year (in thousands)  $149,421 $231,882 $188,844 $190,373 $164,708 $142,888 $150,192 $155,849 $162,988 $170,960

(a) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. Such amounts would decrease the net investment income ratio had such reductions not occurred.

INVESTMENT OBJECTIVES & POLICIES

As a group the funds offer a complete range of investment options. However, no single fund can be a complete investment program, and a prospective investor should take into account personal objectives and other investments when considering the purchase of fund shares.

The funds' investment objectives may not be changed without shareholder approval, except for the objectives of the China Region and All American Funds. Shareholders will be notified in writing at least 30 days before any material change in either fund's investment objective.

                      GOLD AND NATURAL RESOURCES FUNDS

GOLD SHARES FUND
WORLD GOLD FUND
GLOBAL RESOURCES FUND

All three gold and natural resources funds seek long-term growth of capital plus protection against inflation and monetary instability. The Gold Shares Fund also pursues current income as a secondary objective. All three funds may invest, without limitation, in issuers in any part of the world. The gold and natural resources funds may be subject to risks not present with other mutual funds and are highly speculative. An investment in shares of these funds should not be considered a complete investment program.

The three funds use different strategies in pursuing their investment objectives. The Gold Shares Fund focuses on selecting world class, senior gold mining companies, most of which are in South Africa, Australia and North America. The World Gold Fund includes junior and intermediate exploration and development gold companies from around the world to give the fund added growth potential. The Global Resources Fund invests in natural resource-related businesses all over the globe, such as those in energy, metals, minerals and other similar industries.

The Gold Shares Fund concentrates its investments in common stocks of mid-capitalization and large-capitalization companies involved in mining, processing, or dealing in gold. Normally, at least 65% of the Gold Shares Fund's total assets will be invested in securities of companies involved in gold operations. The Gold Shares Fund has significant investments in South African issuers. The unstable political and social conditions in South Africa and the unsettled political conditions in neighboring countries may have disruptive effects on the market prices of the investments of the Gold Shares Fund and may impair its ability to hold investments in South African issuers.

The World Gold Fund concentrates its investments in the equity securities of micro-capitalization, small-capitalization, mid-capitalization and large-capitalization companies primarily engaged in the exploration, mining, processing, fabrication and distribution of gold or other metals, such as silver, platinum, uranium and strategic metals. The World Gold Fund invests at least 25% of its total assets in the securities of companies principally engaged in natural resource operations. Under normal circumstances, at least 65% of its total assets will be invested in the securities of companies involved in the exploration for, mining and processing of, or dealing in, gold.

The Gold Shares and World Gold Funds may invest up to 10% of each fund's respective total assets in gold or gold bullion.

The Global Resources Fund concentrates its investments in the equity securities of large capitalization companies primarily engaged in the exploration, mining, processing, fabrication and distribution of natural resources of any kind, including timber, hydrocarbons, minerals and metals such as platinum, uranium, strategic metals, gold, silver, diamonds, coal, oil and phosphates. Consistent with its investment objectives, the Global Resources Fund may diversify its investments substantially among all natural resources.

PORTFOLIO MANAGER

Gil Atzmon is a gold stock analyst and leader of the portfolio team managing the World Gold and Gold Shares Funds. Mr. Atzmon, portfolio manager for the World Gold and Global Resources Funds from 1987 to 1990, rejoined the company in June 1998. From 1990 to 1993 he was vice president of investor relations for Dayton Mining Corporation where he raised $50 million in equity. From 1993 to 1998 he ran his own consulting and management firm advising money managers on investment decisions and strategies and mining companies on financing and corporate development. Mr. Atzmon holds a master's degree in energy and mineral resources from The University of Texas and a bachelor's degree in geology and geography from Columbia University.

Michael Chapman, a Chartered Financial Analyst, has led the portfolio team managing the Global Resources Fund since September 1998. Mr. Chapman joined the adviser as a senior research analyst in November 1995. From 1992 to 1995 he was a petroleum engineer. Mr. Chapman has earned a master's degree in energy and mineral resources and a bachelor's degree in petroleum engineering from The University of Texas.

                                 EQUITY FUNDS

The investment objective of the China Region, All American, and Real Estate Funds is long-term capital appreciation. Current income is a secondary consideration for the Real Estate Fund. Each fund takes a different approach, offering unique advantages, in seeking to achieve its investment objectives.

The Income Fund seeks preservation of capital and, consistent with that objective, production of current income. Long-term capital appreciation is a secondary consideration.

CHINA REGION FUND

The China Region Fund invests primarily in equity securities in the China region, which consists of the People's Republic of China (PRC or China), Hong Kong, Taiwan, Korea, Singapore, Thailand and Malaysia. At least 65% of the China Region Fund's total assets will be invested in equity securities issued by China region companies that (1) are organized under the laws of the countries within the China region, or (2) have at least 50% of their assets in one or more China region countries or derive at least 50% of their gross revenues or profits from providing goods or services to or from one or more China region countries.

Investments by the China Region Fund in the securities of China region companies may provide the potential for above-average capital appreciation, but are subject to special risks. The China Region Fund is designed for long-term investors who can accept the special risks of investing in the China region not typically associated with investing in other more established economies or securities markets. These risks include political, economic and legal uncertainties, as well as currency fluctuations. Investors should carefully consider their ability to assume these risks before making an investment in the China Region Fund. An investment in shares of the China Region Fund should be considered speculative and thus may not be appropriate for all investors. An investment in shares of the fund should not be considered a complete investment program.

The China Region Fund will invest in both new and existing enterprises registered and operating in China and the China region. These will include wholly Chinese-owned enterprises, wholly foreign-owned enterprises and Sino-foreign joint ventures. While portfolio holdings may be geographically dispersed, we anticipate that the trading activities of the fund in PRC securities will be focused in the authorized China securities markets; in particular, the Hong Kong, Shenzhen and Shanghai stock exchanges.

PORTFOLIO MANAGER

Bin Shi manages the fund's portfolio. A native of Shanghai, China, Mr. Shi joined the adviser in January 1994 to provide fundamental stock analysis for the China Region Fund. Mr. Shi, a Chartered Financial Analyst, has served as portfolio manager since January 1996. From 1991 to 1994 Mr. Shi earned a master's degree and pursued his PhD in finance and accounting at Tulane University. He is also a graduate of the prestigious Fudan University in Shanghai, China.

ALL AMERICAN FUND

The All American Fund seeks to grow with the American economy, normally investing at least 75% of its total assets in a broadly diversified portfolio of domestic common stocks. The All American Fund invests primarily in large-capitalization stocks while retaining the flexibility to seek out promising individual stock opportunities.

PORTFOLIO MANAGER

The adviser uses a team approach to manage the assets of the All American Fund. The team meets regularly to review portfolio holdings and to discuss buy and sell activity. Bin Shi has been the team leader of the All American Fund since July 1995. His background is described above under China Region Fund.

REAL ESTATE FUND

The Real Estate Fund normally invests at least 65% of its total assets in real estate equity securities listed on a national securities exchange or NASDAQ. Real estate equity securities are common and preferred stocks of companies that have at least 50% of the value of their assets in, or derive at least 50% of their revenues from, the ownership, construction, management or sale of residential, commercial or industrial real estate. Historically, most of the securities found in the Real Estate Fund are securities issued by real estate investment trusts (REITs), but the fund also invests in securities issued by other companies in the real estate industry such as homebuilders and developers. The Real Estate Fund may also invest in securities of foreign issuers that are listed on foreign securities exchanges.

PORTFOLIO MANAGER

The adviser has contracted with Goodman & Company N.Y. Ltd. to serve as sub-adviser to the Real Estate Fund beginning May 1, 1998. It is wholly owned by Goodman & Company Ltd., which is ultimately wholly owned by Dundee Bancorp Inc., an Ontario incorporated Canadian company listed on the Toronto Stock Exchange. Mr. Ned Goodman, chairman of Goodman & Company Ltd., is the "controlling person" of Goodman & Company N.Y. Ltd. and Goodman & Company Ltd. ("Goodman & Company").

Goodman & Company is the manager of Dynamic Mutual Funds, a Canadian family of twenty-six mutual funds with approximately $6.5 billion (Cdn) of funds under management, more than $500 million of which is in two real estate equity funds. Goodman & Company uses a team approach to manage the Real Estate Fund. Mr. Goodman and Ms. Anne MacLean lead the team. Mr. Goodman, Chartered Financial Analyst, has more than thirty years of investment experience. Since 1979, Mr. Goodman has served as chairman, president and chief executive officer of Goodman & Company, an adviser to investment companies operating in Canada. Ms. MacLean, Chartered Financial Analyst, is a Goodman & Company portfolio manager and partner responsible for U.S., Latin American and real estate equities. Before joining Goodman & Company in January 1995, Ms. MacLean was a portfolio manager with Gluskin Sheff & Associates.

INCOME FUND

The Income Fund invests in a broad range of equity and debt securities with at least 80% of the fund's total net assets invested in income-producing securities. The Income Fund invests in common stocks (including REITS), corporate bonds, convertible securities, U.S. Treasury bills and notes, and other obligations backed by the U.S. government and its agencies. The Income Fund focuses on issuers that have a long-established record of paying cash dividends, including companies that provide essentials such as electricity, gas and telephone services.

PORTFOLIO MANAGER

The adviser uses a team approach to manage the assets of the Income Fund. Beginning in 1997, Creston King and Michael Chapman have led the team that meets regularly to review portfolio holdings and to discuss buy and sell activity. Mr. King's qualifications are discussed below under Tax-Free Funds. Mr. Chapman's experience is discussed above under World Gold and Gold Shares Funds.

                                 TAX FREE FUNDS

U.S. Global Investors offers two tax-free funds that seek to provide a high level of current income that is exempt from federal income taxation, and to preserve capital.

TAX FREE FUND
NEAR-TERM TAX FREE FUND

Both tax-free funds invest primarily in securities, the interest from which is exempt from federal income taxation. Such securities will typically be municipal bonds -- debt obligations issued by or for states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities; or by multi-state agencies or authorities. Such securities include general obligation bonds, revenue bonds, industrial development bonds, municipal lease obligations and similar instruments.

The tax-free funds invest only in debt securities earning one of the four highest ratings by Moody's Investor's Services (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB). Not more than 10% of either of the tax-free funds' total assets will be invested in the fourth rating category. Investments in the fourth category may have speculative characteristics and, therefore, may involve higher risks.

The Tax Free Fund is expected to offer the higher yield, and its net asset value will be subject to greater volatility because it will normally have a longer average maturity than the Near-Term Tax Free Fund. The Near-Term Tax Free Fund will maintain an average weighted portfolio maturity of five years or less.

PORTFOLIO MANAGER

Creston King leads the team managing the assets of the tax-free funds. Mr. King, a Chartered Financial Analyst, joined the adviser in September 1993 and has managed both tax-free funds since January 1995. Prior to joining the adviser Mr. King was an account executive with a regional broker/dealer. He has been in the investment business since 1985 and holds a bachelor's degree in economics from Duke University.

                       GOVERNMENT MONEY MARKET FUNDS

U.S. Global Investors offers two money market funds that invest exclusively in government securities and in repurchase agreements collateralized with government securities. The two government money market funds work together to meet all of a shareholder's savings and checkwriting needs. They are designed to safeguard principal while earning daily dividend income. Each fund maintains an average weighted portfolio maturity of 90 days or less and limits its investments to instruments that mature (or reset as to interest rate) not more than 397 days from the date of purchase. Both government money market funds attempt to maintain a constant net asset value of $1.00 per share, although there can be no assurance that either can always do so.

TREASURY SECURITIES CASH FUND

The Treasury Securities Cash Fund offers free unlimited checkwriting privileges, and there is no minimum dollar amount requirement. The Treasury Securities Cash Fund's investment objective is to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity. The Treasury Securities Cash Fund invests in United States Treasury debt securities which are obligations backed by the "full faith and credit" of the United States government. It also invests in repurchase agreements collateralized with such obligations.

GOVERNMENT SECURITIES SAVINGS FUND

The objective of the Government Securities Savings Fund is to achieve a consistently high yield with safety of principal. The Government Securities Savings Fund invests exclusively in United States Treasury obligations and obligations of agencies and instrumentalities of the United States government, the income from which may be exempt from state income taxes, and repurchase agreements collateralized by such obligations. The Government Securities Savings Fund is designed to provide a higher yield than the Treasury Securities Cash Fund, but with somewhat less safety of principal and liquidity. The Government Securities Savings Fund may invest in fixed-rate, floating-rate and adjustable-rate securities issued by the United States Treasury and various United States government agencies, including the Federal Home Loan Bank, the Federal Farm Credit Bank and the Student Loan Marketing Association.

Under federal law, the income derived from obligations issued by the United States government and some of its agencies and instrumentalities may be exempt from state and local income taxes. Many states that tax personal income permit mutual funds to pass this tax exemption through to shareholders. To maximize the taxable equivalent yield for shareholders under normal circumstances, the Government Securities Savings Fund will attempt to invest only in obligations that qualify for the exemption from state taxation in those states that offer such exemption.

PORTFOLIO MANAGER

Creston King leads the team managing the assets of the government money market funds. Mr. King's background is described above under Tax-Free Funds.

                           COMMON INVESTMENT PRACTICES

TEMPORARY DEFENSIVE INVESTMENT

For temporary defensive purposes during periods that, in the adviser's opinion, present a fund with adverse changes in the economic, political or securities markets, each fund may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in:

     o  U.S.   Government  securities,  short-term  indebtedness,  money  market instruments, or other investment grade cash equivalents, each de-nominated in U.S. dollars or any other freely convertible currency; or

     o  repurchase agreements as described below.

In addition, the China Region Fund may invest in money market instruments, deposits or other investment grade short-term investments in the local China region currencies as may be appropriate at the time.

REPURCHASE AGREEMENTS

Each fund may invest part of its assets in repurchase agreements with United States broker-dealers, banks and other financial institutions that the adviser believes present minimal credit risks. A repurchase agreement involves a purchase of securities (usually U.S. government securities) by a fund and an undertaking by the fund to resell the securities back to the seller for a specified price at a later date. In substance, a repurchase agreement is a loan, with the purchased securities serving as collateral. In all repurchase agreement transactions, the fund's custodian will take possession of the purchased securities that serve as collateral, which collateral will initially have a value at least equal to the repurchase price. The risk in a repurchase agreement is that the seller will fail to repurchase the securities at the term of the agreement and that the value of the collateral will be less than the amount owed by the seller at the term.

PORTFOLIO CONCENTRATION AND DIVERSIFICATION

As a fundamental policy, which cannot be changed without a vote of shareholders, no fund (other than the Gold Shares, World Gold and Real Estate Funds) will invest more than 25% of its total assets in securities of issuers in any single industry or government (other than obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities). The Gold Shares Fund, World Gold Fund and Real Estate Fund have policies of concentrating their investments in companies in a small number of industries or sectors. Investors should understand that an investment in these three funds may be subject to greater risk and market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives.

As a fundamental policy, no fund will: (a) invest more than 5% of the value of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities or (b) acquire more than 10% of the voting securities of the issuer. (These limitations as to the Gold Shares, Near-Term Tax Free and China Region Funds apply only to 75% of the value of their respective total assets.)

PORTFOLIO TURNOVER

The length of time a fund has held a particular security is not generally a consideration in investment decisions. It is the policy of each fund to effect portfolio transactions without regard to holding period if, in the judgment of the adviser, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. Portfolio turnover rates for the funds are described in the Financial Highlights section. From time to time, a substantial portion of the shares of the Gold Shares Fund and the World Gold Fund may be held by "market timers" and similar investors that seek to realize profits by frequently purchasing and redeeming (or exchanging) shares of the fund. Such activities may cause the fund to experience a high portfolio turnover rate. Each fund seeks to minimize the adverse consequences of these activities by imposing a trading fee on such investors and by engaging in various types of strategic transactions (as described below).

BORROWING

As a fundamental policy, each fund may borrow up to 5% of its total assets from a bank for temporary or emergency purposes. In addition, each of the Gold Shares Fund, the World Gold Fund, China Region Fund and All American Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) for temporary or emergency purposes, such as satisfying redemptions. This borrowing is intended to be only a temporary solution until securities can be sold in an orderly way. To the extent that the fund borrows money before selling securities, the fund may be leveraged. At such times, the fund may appreciate or depreciate more rapidly than an unleveraged portfolio. Each fund will repay any money borrowed in excess of 5% of the value of its total assets before purchasing additional portfolio securities.

LENDING OF PORTFOLIO SECURITIES

Each fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. When lending securities, a fund will receive cash or high quality liquid securities as collateral for the loan. A failure by a borrower to return the loaned securities when due could result in a loss to the fund if the value of the collateral is less than the value of the loaned securities at the time of the default. In addition, a fund could incur liability to the borrower if the value of any securities purchased with cash collateral decreases during the term of the loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis are purchased for delivery beyond the normal settlement date at a stated price and/or yield. No income accrues to the purchaser of a security on a when-issued or delayed-delivery basis before the dated date (interest accrual date). These securities are recorded as an asset and are subject to changes in value based on changes in the general level of interest rates or market prices. Purchasing a security on a when-issued or delayed-delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price. In that case the fund could suffer an unrealized loss at the time of delivery. The fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis when intending to purchase the securities, but may sell them before the settlement date if it is deemed advisable. The fund will restrict its liquid securities in an amount at least equal in value to the fund's commitments to purchase when-issued or delayed-delivery securities. If the value of these restricted assets declines, the fund will restrict sufficient liquid assets on a daily basis so that the value of the restricted assets is equal to the amount of such commitments.

                               RISK CONSIDERATIONS

MARKET RISK

Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the adviser's control. Therefore, the return and net asset value of the funds will fluctuate.

Debt securities are also subject to price fluctuations based on changes in interest rates, which will generally result in these securities changing in price in the opposite direction. That is, the value of these securities will increase when interest rates decline and will decrease when interest rates rise.

FOREIGN SECURITIES

The gold and natural resources funds and the equity funds may invest in foreign securities. Investments in foreign securities, whether in emerging or more developed countries, are subject to risks and uncertainties not typically associated with investments in domestic securities. These risks and uncertainties include currency exchange rates and exchange control regulations, less publicly available information, different accounting and reporting standards, less liquid markets, more volatile markets, higher brokerage commissions and other fees, the possibility of nationalization or expropriation, confiscatory taxation, political instability, risks associated with foreign custody and settlement practices, and less protection provided by the judicial system.

Investing in foreign securities may also subject shareholders to the risk of dilution that results from the procedures used to price many foreign securities. For example, each fund prices its foreign securities at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern time) based upon the closing prices for the securities in the primary foreign markets in which the securities trade. In some circumstances, the price used for a particular security may not reflect the impact of events that have occurred since the close of trading in the foreign market. As a result, the purchase and redemption of shares of a fund may cause economic dilution to existing shareholders. Each fund reserves the right to adjust the value of its foreign securities to "fair value" in accordance with Board approved procedures if such action is believed to be in the best interests of shareholders.

EMERGING MARKETS

The gold and natural resources funds and the equity funds may invest in emerging markets. Political and economic structures in emerging markets are in their infancy and developing rapidly, and may lack the social, political and economic stability characteristic of more developed countries. In the past some emerging markets, especially those formerly governed by communist regimes, have failed to recognize private property rights and have, at times, nationalized or expropriated the assets of private companies. As a result, the risks normally associated with investing in any foreign country may be heightened in emerging markets. In addition, unanticipated political or social developments may affect the value of a fund's investments in emerging markets. The small size and inexperience of the securities markets in emerging markets and the limited volume of trading in securities in those markets may make a fund's investments in these securities illiquid and more volatile than investments in the securities of companies in more developed countries.

Little financial or accounting information may be available with respect to companies in emerging markets, and assessing the value or prospects of an investment in such companies may also be difficult.

ADRs AND GDRs

The gold and natural resources funds and the equity funds may invest in sponsored or unsponsored American Depository Receipts (ADRs) or Global Depository Receipts (GDRs) representing shares of companies in foreign countries. ADRs are depository receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Foreign banks or trust companies typically issue GDRs, although U.S. banks or trust companies may issue them also. They evidence ownership of underlying securities issued by a foreign or a United States corporation.
Generally, depository receipts in registered form are designed for use in the U.S. securities market, and depository receipts in bearer form are designed for use in securities markets outside the United States. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to reveal material information in the United States. Therefore, less information may be available regarding such issuers. There may also be no correlation between such information and the market value of the depository receipts. For purposes of a fund's investment policies, the fund's investments in depository receipts will be deemed to be investments in the underlying securities.

INVESTMENTS IN SMALL ISSUERS

The gold and natural resources funds and the equity funds may invest in small companies for which it is difficult to obtain reliable information and financial data. The securities of these smaller companies may not be readily marketable, making it difficult to dispose of shares when it may otherwise be advisable. In addition, certain issuers in which a fund may invest may face difficulties in obtaining the capital necessary to continue in operation and may become insolvent, which may result in a complete loss of the fund's investment in such issuers.

ILLIQUID SECURITIES

None of the funds will invest more than 10% of its net assets (15% in the case of China Region Fund) in illiquid securities. Securities may be illiquid because they are unlisted, subject to legal restrictions on resale or due to other factors which, in the adviser's opinion, raise a question concerning a fund's ability to liquidate the securities in a timely and orderly way without substantial loss.

VOLATILITY OF GOLD COMPANY STOCKS

The volatility of securities of companies involved in gold operations will affect the net asset value of the Gold Shares Fund and, to a lesser extent, the Global Resources and World Gold Funds.

UTILITY SECURITIES

The Income Fund has traditionally invested a portion of its assets (not to exceed 25% of its total assets) in utility securities because such securities have historically earned above-average dividend income. Gas and electric public utilities industries may be subject to broad risks resulting from government regulation, financing difficulties, supply and demand for services or fuel, and special risks associated with energy and atmosphere conservation.

REAL ESTATE SECURITIES

The Real Estate Fund may be subject to the risks associated with the direct ownership of real estate, including real estate valuation, risks related to general and local economic conditions, and other risks.

ENERGY SECURITIES

The Global Resources Fund may invest a substantial part of its assets in energy and energy-related firms. The securities of such firms are subject to changes which depend largely on the price and supply of energy fuels, which may fluctuate sharply.

DIRECT EQUITY INVESTMENTS

The gold and natural resources funds and the equity funds may make direct equity investments. These investments may involve a high degree of business and financial risk. Because of the absence of any trading markets for these investments, a fund may be unable to timely liquidate its securities, especially if there is negative news regarding the specific securities or the markets overall. Such securities could decline significantly in value before a fund can liquidate such securities. In addition to financial and business risks, issuers whose securities are not listed will not be subject to the same disclosure requirements applicable to issuers whose securities are listed.

INVESTMENTS IN CLOSED-END INVESTMENT COMPANIES

The gold and natural resources funds and the equity funds may invest in the securities of closed-end investment companies with investment policies similar to those of the fund, provided its investments in these securities do not exceed 3% of the total voting stock of any such closed-end investment company and do not, in total, exceed 10% of the fund's total assets. The fund will indirectly bear its proportionate share of any management fees paid by investment companies it owns in addition to the advisory fee paid by the fund.

STRATEGIC TRANSACTIONS

The gold and natural resources funds and the equity funds may, but are not required to, use various other investment strategies as described below. These strategies are generally accepted as modern portfolio management techniques and are regularly used by many mutual funds and other institutional investors.
Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. While pursuing these investment strategies, the funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indexes and other financial instruments. In addition, the Gold Shares, World Gold, China Region and All American Funds may purchase and sell financial futures contracts and options thereon and enter into various currency transactions such as currency forward contracts, currency futures contracts, or options on currencies or currency futures. Collectively, all of the above transactions and other underlying derivative instruments are called strategic transactions. The funds will not sell put options except in closing transactions.

Each fund may engage in strategic transactions for hedging, risk management, or portfolio management purposes and not for speculation. Strategic transactions may be used to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the portfolio. Such changes may result from securities markets or currency exchange rate fluctuations. Strategic transactions may also be used to attempt to protect unrealized gains or prevent losses in the value of portfolio securities, or to establish a position using strategic transactions as a temporary substitute for purchasing or selling particular securities. The ability of the funds to use these strategic transactions successfully will depend upon the adviser's ability to predict pertinent market movements, which cannot be assured. Engaging in strategic transactions will increase transaction expenses and may result in a loss that exceeds the principal invested in the transaction. The funds will comply with applicable regulatory requirements when engaging in strategic transactions.

SPECIFIC FUND LIMITATIONS ON STRATEGIC TRANSACTIONS

The gold and natural resources funds will limit their strategic transactions to purchasing and selling call options and purchasing put options on stock indexes, selling covered calls on portfolio securities, buying call options on securities the funds intend to purchase, purchasing put options on securities (whether or not held in its portfolio), and engaging in closing transactions for an identical option. Not more than 2% of a particular gold and natural resources fund's total assets may be invested in premiums on put options, and not more than 25% of a fund's total assets may be subject to put options. The gold and natural resources funds will not purchase any option, if immediately afterwards, the aggregate market value of all outstanding options purchased and written by the fund would exceed 5% of the fund's total assets. The gold and natural resources funds will not write any call option if, immediately afterwards, the aggregate value of a fund's securities subject to outstanding call options would exceed 25% of the value of its total assets. The gold and natural resources funds will only deal in options that are either listed on an exchange or quoted on NASDAQ.

The China Region Fund will limit its options transactions to exchange-listed options. It will not buy any option if, immediately afterwards, the aggregate market value of all outstanding options purchased and written would exceed 5% of the fund's total assets. The China Region Fund will not write any call options if, immediately afterwards, the aggregate value of the fund's securities subject to outstanding call options would exceed 25% of the value of its assets.

The All American Fund will limit its strategic transactions to purchasing stock index futures contracts or purchasing options thereon, purchasing and selling call options and purchasing put options on stock indexes, selling covered call options on portfolio securities, buying call options on securities the fund intends to purchase, buying put options on portfolio securities, and engaging in closing transactions for an identical option. The underlying value of all futures contracts shares may not exceed 35% of the All American Fund's total assets. Furthermore, the fund will not commit more than 5% of its total assets to premiums on options and initial margin on futures contracts. The All American Fund will not borrow money to purchase futures contracts or options.

The Real Estate and Income Funds will limit their strategic transactions to purchasing and selling call options and purchasing put options on stock indexes, selling covered call options on portfolio securities, buying call options on securities the fund intends to purchase, buying put options on portfolio securities, and engaging in closing transactions for an identical option.

CURRENCY HEDGING

The World Gold, Gold Shares, All American and China Region Funds may engage in strategic transactions in an attempt to hedge a particular fund's foreign securities investments back to the U.S. dollar when, in their judgment, currency movements affecting particular investments are likely to harm performance. Possible losses from changes in currency exchange rates are a primary risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can decline or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund's performance even when the adviser attempts to reduce currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on strategic transactions and increased transaction expenses.

YEAR 2000 PROBLEM

Like other organizations around the world, the funds could be adversely affected if the computer systems used by the funds or their service providers do not properly process and calculate date-related information beginning January 1, 2000, commonly referred to as the "Year 2000 Problem." The adviser and the funds' transfer agent believe that they have taken steps reasonably designed to address any potential Year 2000 Problem for the computer programs used by the adviser and the transfer agent. In addition, management is in the process of confirming that the third-party service providers used by the funds, the adviser and the transfer agent are also taking steps reasonably designed to address the Year 2000 Problem with respect to their computer systems. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the funds. Furthermore, there can be no assurances that the companies in which these funds invest will not be adversely affected by the Year 2000 Problem.

                                YOUR ACCOUNT

                                BUYING SHARES

First, read this prospectus carefully. Then decide how much you want to invest. The minimum initial investments are:

     o  regular account:...................................$5,000
     o  regular money market accounts: ....................$1,000
     o  custodial accounts for minors
            (UGMA/UTMA):......................................$50
     o  retirement account:............................no minimum
     o  ABC Investment Plan(R):
            to open account .................................$100
            monthly minimum .................................$ 30

Minimum investments may be waived for purchases made through qualifying broker-dealers or certain institutional programs.

IF YOU ARE OPENING A NEW ACCOUNT

     o  Complete the appropriate parts of the account application.
     o Write your check for the amount you want to invest. Make it payable to the fund you are buying,
     o Deliver your check and application to Shareholder Services (address below).
     o If you have questions, call 1-800-873-8637 to talk to one of our investor representatives.

           -------------------------------------
          |     Shareholders Services           |
          |     U.S. Global Investors Funds     |
          |     P.O. Box 781234                 |
          |     San Antonio, Texas 78278-1234   |
          |                                     |
          |     Phone: 1-800-873-8637           |
          |     Open 7:30 a.m. - 7:00 p.m.      |
          |     Central time                    |
           -------------------------------------


IF YOU ARE ADDING TO YOUR ACCOUNT

     o Write out a check for the investment amount($50 minimum), payable to the fund you are buying.
     o Fill out the detachable investment slip from your account statement. Use the investment slip from the account you want to invest in so that your money will be credited to the right fund (investment slips are pre-coded). If you do not have an investment slip, include a note specifying the fund name, your account number and your address.
     o  Deliver your check and investment slip or note to Shareholder Services.

If you are investing in more than one fund, make out separate checks for each fund.

IF YOU ARE BUYING SHARES BY PHONE

Call 1-800-US-FUNDS. Tell the Shareholder Services representative the fund name, your account number, the name(s) in which the account is registered and the amount of your investment. You may purchase up to ten times the value of your shares in that account. Payment is due seven business days after you call.

(Investments by phone are not available in money market funds or retirement accounts managed by the adviser.)

IF YOU ARE BUYING SHARES BY WIRE

Call Shareholder Services at 1-800-873-8637 for a confirmation number and wiring instructions.

IF YOU ARE BUYING SHARES WITH THE ABC INVESTMENT PLAN(R)

The ABC Investment Plan(R) is offered as a special service allowing you to build a position in the fund(s) of your choice without having to try to outguess the market and to give you the opportunity to open an account with a lower minimum investment. By automatically investing the same amount at regular intervals, you avoid the extremes in the market. When the market is undervalued, you automatically buy more shares, and when it is overvalued, you buy fewer. Of course, using the ABC Investment Plan(R) does not guarantee a profit. If you sell at the bottom, no system will give you a gain.

If you open an account under the ABC Investment Plan(R), your initial investment is only $100 -- not $5,000 as it is for regular accounts -- and only $30 a month afterwards. Of course, you can invest any higher amount you choose. You may also change the date or amount of your investment or discontinue the plan anytime by sending us a letter that we receive two weeks before you want the change to be effective.

To set up the ABC Investment Plan(R):

     o Complete the ABC Investment Plan(R) form allowing the fund to draw on your money market or bank account every month.

     o Send your application and a voided check to Shareholder Services (address in box).

IF YOU ARE BUYING SHARES THROUGH DIRECT DEPOSIT

If you are buying shares through direct deposit, call 1-800-US-FUNDS for more information.

ADDITIONAL INFORMATION ABOUT BUYING SHARES

Purchases of shares in the money market funds require payment by check or wire at the time the order is received. For purchases of shares in the other funds, payment is due within seven business days after the order is received.

If you purchase shares by check, you can sell (redeem) those shares beginning seven calendar days after your check is received by Shareholder Services -- you can exchange into other U.S. Global Investors funds anytime.

Orders to purchase shares of the Gold Shares Fund and World Gold Fund received after 3:00 p.m. Eastern time will not become effective until the next business day.

All orders to purchase shares are subject to acceptance by the funds and become effective at the time specified under "Transaction Policies" at page 41. In no event will an order to purchase shares for a new account become effective prior to the time that payment by check or wire transfer is received by the funds. The funds reserve the right to reject any application or order to purchase shares, in whole or in part, at any time.

If your telephone order to purchase shares is canceled due to nonpayment or late payments (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Funds because of such cancellation.

If a check is returned unpaid due to nonsufficient funds, stop payment or other reasons, the funds will charge $20, and you will be responsible for any loss incurred by the funds with respect to canceling the purchase.

To recover any such loss or charge, the funds reserve the right, without further notice, to redeem shares of any affiliated funds already owned by any purchaser whose order is canceled, for whatever reason. Such a purchaser may be prohibited from placing additional orders unless investments are accompanied by full payment by wire or cashier's check.

                            EXCHANGES BETWEEN FUNDS

You may exchange into any other identically registered fund(s) in the U.S. Global Investors family of funds. When you exchange, you, in effect, sell shares of one fund and buy shares of another fund at the net asset value of each fund next determined after the effective time of the exchange order. An exchange order is effective when the exchange request is received by the funds, except that exchanges into and out of the Gold Shares and/or World Gold Funds are not permitted after 3:00 p.m. Eastern time. Any exchange order into or out of the Gold Shares and/or World Gold Funds after 3:00 p.m. Eastern time is not effective as to either the purchase or sale portion of the exchange until the next business day.

   o Write or call Shareholder Services (1-800-US-FUNDS) to request an exchange.

ADDITIONAL INFORMATION ABOUT EXCHANGES

Shareholder Services charges $5 for each exchange to cover the administrative cost of handling exchanges.

An exchange involves the sale of shares of one fund and the purchase of shares of another fund. Ordinarily, both the sale and the purchase will be effective at the time each fund next determines its NAV per share after the effective time of the exchange. However, if the transaction involves an exchange into a money market fund, the purchase may be delayed until such time as the proceeds from the sale are available to the money market fund, which could take up to seven days. In general, the funds expect to exercise this right to delay the effectiveness of the purchase only on exchanges of $50,000 or more. If your purchase will be delayed, you will be notified immediately.

A fund may change or cancel its exchange policies at any time, upon 60-day notice to its shareholders.

Exchanges may be subject to trader's fees. (See the Trader's Fee Paid to the Fund section on page 41.)

                            SELLING (REDEEMING) SHARES

IF YOU ARE SELLING SHARES BY LETTER

     o Write a letter of instruction or complete a stock power showing the fund name, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.
     o Include signatures of each owner signing exactly as the shares are registered and any additional documents that may be required. See Additional Information About Selling Shares section below.
     o  Mail the materials to Shareholder Services (address in box below).
     o A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction (see Signature Guarantee section on page 39).

IF YOU ARE SELLING SHARES BY CHECK

You may write an unlimited number of checks of any amount out of your Treasury Securities Cash Fund, and you may write an unlimited number of checks for $500 or more out of your Government Securities Savings Fund. All checks are subject to the terms and conditions for checkwriting of the bank identified on the face of the check.

IF YOU ARE SELLING SHARES BY PHONE

     Telephone redemptions are available through our money market funds: the Treasury Securities Cash Fund and the Government Securities Savings Fund.

     o Call Shareholder Services and request an exchange into your identically registered money market fund.
     o Then write a check for any amount if you are in the Treasury Securities Cash Fund, or $500 or more if you are in the Government Securities Savings Fund. (This service is unavailable in retirement accounts.)

     See the Exchanging Between Funds section for a description of exchanges, including the $5 exchange fee.

 -------------------------------------
|     Shareholders Services           |
|     U.S. Global Investors Funds     |
|     P.O. Box 781234                 |
|     San Antonio, Texas 78278-1234   |
|                                     |
|     Phone: 1-800-873-8637           |
|     Open 7:30 a.m. - 7:00 p.m.      |
|     Central time                    |
 -------------------------------------

SIGNATURE GUARANTEE

For your protection, you will need a signature guarantee if:

     o  your address of record has changed within the past 30 days
     o  you are selling more than $15,000 worth of shares
     o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

     o  a federal savings, cooperative or other type of bank
     o  a savings and loan or other thrift institution
     o  a credit union
     o  a broker or securities dealer
     o  a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

Orders to sell or redeem shares become effective at the time specified under "Transaction Policies" at page 41.

If you are selling (redeeming) shares in an IRA or similar retirement account, submit IRS Form W4-P and the reason you are withdrawing. Proceeds from the redemption of shares in a retirement account may be subject to withholding tax.

If you are in one of the groups described below, you must submit:

OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (CUSTODIAL ACCOUNTS FOR MINORS) OR GENERAL PARTNERSHIP ACCOUNTS

     o  Letter of instruction.
     o On the letter, the signature of the registered owners or the person authorized to sign for the account,exactly as the account is registered.
     o Signature guarantee if applicable (see Signature Guarantee section above).

OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS

     o  Letter of instruction.
     o  Corporate resolution.
     o On the letter and the resolution, the signature of the person(s) authorized to sign for the account.
     o Signature guarantee if applicable (see Signature Guarantee section above).

TRUSTEES, OR THEIR DESIGNATED REPRESENTATIVE, OF TRUST ACCOUNTS

     o  Letter of instruction.
     o  On the letter, the signature(s) of the trustee(s).
     o Signature guarantee if applicable (see Signature Guarantee section on page 39).
     o  Copy of the trust document.

JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED

     o  Letter of instruction signed by surviving tenant.
     o  Certified copy of death certificate.
     o Signature guarantee if applicable (see Signature Guarantee Section on page 39).

EXECUTORS OF SHAREHOLDER ESTATES

     o  Letter of instruction with guaranteed executor's signature.
     o  Copy of order appointing executor, dated within 60 days of transaction.

ADMINISTRATORS, CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT TYPES NOT LISTED ABOVE.

     o  Call 1-800-US-FUNDS for instructions.

Usually redemption checks are mailed in 48 hours although the funds have the right to hold checks up to seven days.

Checks may be delayed if you have changed your address in the last thirty days.

Checks can be mailed only when the purchasing check has cleared, although you may avoid this possible delay by investing by bank wire.

WIRE TRANSACTIONS

You may authorize wire transfers of proceeds if you send written wiring instructions with a signature guarantee. Proceeds, less $10 for wire fees, will usually be transmitted on the first business day after you direct us to sell shares (international wires may cost more).

CLOSING FEE

The transfer agent charges a $10 closing fee if all shares in the account are redeemed. The fee allocates to redeeming shareholders an equitable part of the transfer agent's fee, including the cost of tax reporting, which is based on the number of shareholder accounts. No closing fee is charged for exchanges between funds in the U.S. Global Investors family of funds.

                              TRANSACTION POLICIES

EFFECTIVE TIME FOR ORDERS TO PURCHASE OR SELL SHARES

PURCHASES -- You may request a purchase or sale of shares anytime, without a sales charge. All share purchases are subject to acceptance and are not valid unless accepted. U.S. Global Investors Funds reserves the right to reject any application or order to purchase shares. Orders to purchase Gold Shares Fund and/or World Gold Fund shares received after 3:00 p.m. Eastern time will not become effective until the next business day.

An order to establish a new account and purchase shares of a fund will become effective, if accepted, at the time the fund next determines its net asset value
(NAV) after the last of the following conditions has been satisfied:

     o a completed and signed application has been received by the fund's transfer agent or sub-agent, and

     o a check or wire transfer has been received by the fund's transfer agent or sub-agent.

An order to purchase shares of a fund for an existing account, if accepted, will become effective at the time the fund next determines its NAV after the last of the following conditions has been satisfied:

     o a written request or telephone order has been received by the fund's transfer agent or sub-agent, and

     o in the case of a money market fund, a check or wire transfer has been received by the fund's transfer agent or sub-agent.

In all cases, the shares purchased will be priced at the NAV per share next determined after the time of effectiveness.

SALES (REDEMPTIONS) -- You may sell or redeem shares on any day that the NAV is calculated. Your redemption will be effective at the time the fund next determines its NAV after the order to sell or redeem has been received by the fund's transfer agent or sub-agent (see Selling (Redeeming) Shares section). If your instructions are received after the NAV has been determined for that day, your redemption will be effective on the next business day.

HOW AND WHEN NAV IS DETERMINED

NAV is determined for each fund at the close of the regular trading session of the NYSE (normally, 4:00 p.m. Eastern time) Monday through Friday (exclusive of business holidays) that the NYSE is open for business. NAV per share is determined for each fund at that time by dividing the net assets in the fund by its number of outstanding shares. The funds value the portfolios of securities using market quotations, where available. If current market quotations are not readily available, they value securities at fair value as determined in good faith by the board of trustees. Foreign securities are generally priced using the current market quotations of the local market on which the securities principally trade. The fund reserves the right to value these securities at "fair value" if it is determined that the local prices do not reflect current market values at the time the NAV is determined. Short-term investments maturing in sixty days or less and all of the securities in the government money market funds are valued at amortized cost. The government money market funds try to maintain a constant per-share value of $1.00 although there can be no guarantee that they will do so.

TRADER'S FEE PAID TO THE FUND

To protect the interests of other investors in the fund, a trader's fee is paid by shareholders who redeem or exchange shares held less than a minimum number of days. (See Shareholder Transaction Expenses section on page 3 for the amount and the minimum holding period.) A fund may also refuse investments from shareholders who engage in short-term trading.

ACCOUNT MAINTENANCE FEE

The All American Fund assesses an account maintenance fee of $3 per quarter. The purpose of the fee is to allocate part of the cost of maintaining shareholder accounts equally to all accounts.

SMALL ACCOUNTS

If you draw down an account so that its total value is less than $5,000 (or $1000 in government money market funds), you will be charged a small monthly fee as follows:

     o $1 a month for All American, Income and Real Estate Funds.
     o $5 a month for Treasury Securities Cash, Tax Free, Government Securities Savings, Near-Term Tax Free and China Region Funds.

Active ABC Investment Plan(R) accounts, custodial accounts for minors and retirement plan accounts are exempt from this provision.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, Shareholder Services is not responsible for any losses that may occur in any account due to an unauthorized telephone call. Telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days -- although you may still exchange between funds. Proceeds from telephone transactions can only be mailed to the address of record after the 30 days.

CONFIRMATION STATEMENTS AND CERTIFICATES

All fund shares are electronically recorded. Your confirmation statement is your proof that you have purchased shares. Share certificates are not issued.

ELIGIBILITY BY STATE

You may only invest in, or exchange into, fund shares legally available in your state. At this time, all funds are registered in all states.

                          DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS

In general, you will receive account statements as follows:

     o Whenever there is activity in your account, other than when checks you write are deducted.
     o If there is no activity, once a year.

Every year you will also receive, if applicable, a Form 1099 tax information statement, mailed no later than January 31.

DIVIDENDS

The funds generally pay income dividends and distribute capital gains, if any, as follows:

     o Gold and natural resources funds and the China Region Fund -- dividends and capital gains are distributed annually, usually in December.
     o All American and Income Funds -- dividends are distributed quarterly; capital gains are distributed annually.
     o Real Estate Fund -- dividends are distributed semi-annually; capital gains are distributed annually.
     o Tax-free funds -- dividends are distributed monthly; capital gains are distributed annually.
     o Money market funds -- all net income is declared and accrued as a daily dividend and distributed monthly. Shares of the money market funds are eligible to receive dividends beginning on the first business day after the effective date of the purchase. Shares of the money market funds receive dividends on the day shares are redeemed. However, redemptions by checkwriting draft do not earn dividends on the day shares are redeemed.

DIVIDEND REINVESTMENT

Most investors have their dividends and distributions reinvested in additional shares of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

As long as a fund meets the requirements for being a qualified regulated investment company, which each fund has done in the past and intends to do in the future, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable to you. Distributions from a fund's long-term capital gains are taxable to you as capital gains regardless of the time you have held the shares. Dividends and distributions from other sources, including short-term capital gains, are generally taxable as ordinary income.

For federal income tax purposes, the tax-free funds will exclude distributions of net tax-exempt interest income from your gross income.

When you buy your shares, the price may reflect undistributed income, capital gains, or unrealized appreciation of securities. A dividend or capital gain distribution paid to you shortly after you purchase shares will reduce the net asset value of your shares by the amount of the distribution. Although, in effect, a return of capital, these payments are fully taxable.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Corporations may be entitled to take a dividends-received deduction for part of certain dividends they receive.

The Form 1099-DIV that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS

Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                        ADDITIONAL INVESTOR SERVICES

PERFORMANCE INFORMATION

From time to time, in advertisements or reports, a fund may compare its performance to that of other mutual funds with similar investment objectives or to stock, bond or other indexes, as reported in various periodicals. Comparisons may be made in terms of yield, total return, or yield and total return. You should not think of these performance comparisons as representing the fund's future performance.

Definitions:

     o YIELD is a measure or net interest and dividend income.
     o AVERAGE ANNUAL TOTAL RETURN is a hypothetical measure of past dividend income plus capital appreciation. It is the sum of all of the parts of a fund's investment return for periods of one year or more.
     o TOTAL RETURN is the sum of all or the parts of a funds investment return.

RETIREMENT PLANS

U.S. Global Investors Funds offers a range of qualified retirement plans, including IRAs, SEPs, 401(k) plans, 403(b) plans and other pension and profit-sharing plans. Each financing account will be charged an annual maintenance fee as follows:

     o Regular IRA            $10
     o Roth IRA               $10
     o Education  IRA         $10
     o SEP IRA                $15
     o Simple IRA             $25
     o Profit sharing plan    $15

U.S. Global Investors Funds offers many other services, such as payroll deductions, custodial accounts and systematic withdrawals.

Please call 1-800-US-FUNDS for more information.

                              FUND DETAILS

HOW THE FUNDS ARE ORGANIZED

U.S. Global Investors Funds is an open-end management investment company.

The funds are supervised by a board of trustees, an independent body that has ultimate responsibility for fund activities. The board retains various companies to carry out fund operations, including the investment adviser, custodian, transfer agent and others. The board has the right to terminate the funds' relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the board of trustees. Afterwards, the board and the shareholders determine the board's membership. The board of U.S. Global Investors Funds includes individuals who are affiliated with the investment adviser. However, the majority of the board members are independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for purposes such as electing or removing board members, changing fundamental policies, or approving a management contract.

THE MANAGEMENT FIRM (THE ADVISER)

U.S. Global Investors, Inc., founded in 1968, gives investment advice and manages the funds. Frank E. Holmes, chief executive officer and chairman of the adviser's board of directors as well as president and trustee for the funds, owns more than 25% of the voting stock of the adviser and is its controlling shareholder.

The adviser makes investment decisions for U.S. Global Investors Funds independently of those made for other investment companies it advises. Each fund pays the adviser a fee based on its average net assets. Management fee rates paid to adviser after reductions are as follows: Gold Shares Fund .73%, World Gold Fund .97%, Global Resources Fund 1.00%, China Region Fund 1.22%, All American Fund .12%, Income Fund .75%, Real Estate Fund .75%, Tax Free Fund .00%, Near-Term Tax Free Fund .00%, Government Securities Savings Fund .06%, Treasury Securities Cash Fund .48%. In addition, the adviser is responsible for paying the subadvisory fees of Goodman & Company, the sub-adviser of the Real Estate Fund (which fee is 50% of the fee paid to adviser, net of all fee waivers and reimbursements).

THE PRINCIPAL DISTRIBUTOR

U.S. Global Brokerage, Inc., a wholly owned subsidiary of the adviser, has agreed to market the fund and distribute shares through selling brokers, financial planners and other financial representatives beginning September 3, 1998. The distributor may make payments to third-party broker-dealers and other service providers in connection with the sale of shares of the funds.

                            FOR MORE INFORMATION

Three documents are available that offer further information on U.S. Global Investors Funds.

ANNUAL AND SEMI-ANNUAL REPORTS

The annual and semi-annual reports include financial statements, detailed performance information, portfolio holdings, a statement from management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual/semi-annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference (that is, it is a legal part of this prospectus).

To request a free copy of the current annual/semi-annual report or SAI, please write or call:


ADDRESS                                TELEPHONE

U.S. Global Investors Funds            1-800-US-FUNDS (800-873-8637)
P.O. Box 781234
San Antonio, Texas 78278-1234          INTERNET

                                       http://www.us-global.com

---------------------------------      -----------------------------------------

INVESTMENT ADVISER                     LEGAL COUNSEL

U.S. Global Investors, Inc.            Goodwin, Procter & Hoar LLP
7900 Callaghan Road                    Exchange Place
San Antonio, TX 78229                  Boston, MA 02109

INVESTMENT SUB-ADVISER                 INDEPENDENT ACCOUNTANTS

Goodman & Company N.Y. Ltd.            PricewaterhouseCoopers LLP
55th Floor, Scotia Plaza               160 Federal Street
40 King Street West                    Boston, MA 02110
Toronto, Ontario M5H 4A9
CANADA                                 CUSTODIAN, FUND ACCOUNTANT, ADMINISTRATOR

TRANSFER AGENT                         Brown Brothers Harriman & Co.
                                       40 Water Street
United Shareholder Services, Inc.      Boston, MA  02109
P.O. Box 781234
San Antonio, TX 78278-1234

DISTRIBUTOR

U.S. Global Brokerage, Inc.
7900 Callaghan Road
San Antonio, TX 78229



--------------------------------------------------------------------------------
                  PART B -- STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                        U.S. GLOBAL INVESTORS FUNDS


                    STATEMENT OF ADDITIONAL INFORMATION


                             NOVEMBER 2, 1998


                             GOLD SHARES FUND
                              WORLD GOLD FUND
                           GLOBAL RESOURCES FUND
            CHINA REGION OPPORTUNITY FUND ("CHINA REGION FUND")
              ALL AMERICAN EQUITY FUND ("ALL AMERICAN FUND")
                                INCOME FUND
                             REAL ESTATE FUND
                               TAX-FREE FUND
                          NEAR-TERM TAX FREE FUND
                  U.S. GOVERNMENT SECURITIES SAVINGS FUND
                    U.S. TREASURY SECURITIES CASH FUND




U.S. Global Investors Funds ("Trust") is an open-end series investment company. This Statement of Additional Information is not a prospectus. You should read it in conjunction with the prospectus issued November 2, 1998, which you may request from U. S. Global Investors, Inc. ("Adviser"), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-US-FUNDS (1-800-873-8637).

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................3
INVESTMENT OBJECTIVES AND POLICIES.............................................3
         Investment Restrictions...............................................4
         Valuation of Shares...................................................5
         Gold and Natural Resources Funds......................................6
         China Region Fund.....................................................6
         Real Estate Fund......................................................8
         Tax-Free Funds........................................................9
         Government Money Market Funds........................................12
RISK FACTORS..................................................................12
         Repurchase Agreements................................................15
         Lending of Portfolio Securities......................................15
         Borrowing............................................................16
STRATEGIC TRANSACTIONS........................................................16
PORTFOLIO TRANSACTIONS........................................................20
MANAGEMENT OF THE FUNDS.......................................................21
PRINCIPAL HOLDERS OF SECURITIES...............................................22
INVESTMENT ADVISORY SERVICES..................................................23
         Sub-Advisers.........................................................24
         Advisory Fee Schedule................................................24
TRANSFER AGENCY AND OTHER SERVICES............................................25
CERTAIN PURCHASES OF SHARES OF THE FUNDS......................................26
ADDITIONAL INFORMATION ON REDEMPTIONS.........................................27
CALCULATION OF PERFORMANCE DATA...............................................28
         Total Return.........................................................29
         Yield    ............................................................30
         Tax Equivalent Yield.................................................30
         Nonstandardized Total Return.........................................30
         Distribution Rates...................................................30
         Effect of Fee Waiver And Expense Reimbursement.......................31
TAX STATUS....................................................................31
         Taxation of the Funds -- In General..................................31
         Taxation of the Funds' Investments...................................31
         Taxation of the Shareholder..........................................33
         Currency Fluctuations -- "Section 988" Gains or Losses...............34
         Foreign Taxes........................................................34
CUSTODIAN, FUND ACCOUNTANT, AND ADMINISTRATOR.................................35
DISTRIBUTOR...................................................................35
INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL.....................................35
FINANCIAL STATEMENTS..........................................................35


--------------------------------------------------------------------------------
Statement of Additional Information                  U.S. Global Investors Funds
Page 2 of 35

                             GENERAL INFORMATION

U. S. Global Investors Funds is an open-end management investment company, a voluntary association of the type known as a "business trust," organized under the laws of the Commonwealth of Massachusetts. There are numerous series within the Trust, each of which represents a separate diversified portfolio of securities.

The assets received by the Trust from the issue or sale of shares of each of the funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to each fund. They constitute the underlying assets of each fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each of the funds represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each fund are entitled to share pro rata in the net assets belonging to the fund available for distribution.

The trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

As described under "How the Funds Are Organized" in the prospectus, the Trust's First Amended and Restated Master Trust Agreement ("Master Trust Agreement"), requires no annual or regular meeting of shareholders. In addition, after the trustees were initially elected by the shareholders, the trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940 ("1940 Act").

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual fund, a separate vote of that fund would be required. Shareholders of any fund are not entitled to vote on any matter which does not affect their fund but which requires a separate vote of another fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect 100% of the Trust's trustees, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the funds are described in detail in the prospectus. The following discussion provides supplemental information concerning certain investment limitations and techniques in which one or more

--------------------------------------------------------------------------------
U.S. Global Investors Funds                  Statement of Additional Information
                                                                    Page 3 of 35
of the funds may engage, and certain of the risks they may entail. Certain of the investment techniques may not be available to all of the funds. All of the funds are managed by U.S. Global Investors, Inc.

INVESTMENT RESTRICTIONS

None of the funds will change any of the following investment restrictions, without, in either case, the affirmative vote of a majority of the outstanding voting securities of that fund, which, as used herein, means the lesser of (1) 67% of that fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of that fund are represented either in person or by proxy, or (2) more than 50% of that fund's outstanding shares.

A fund may not:

  1. Issue senior securities.

  2. Borrow money, except that (i) a fund may borrow not in excess of 5% of the total assets of that fund from banks as a temporary measure for extraordinary purposes, and (ii) the Gold Shares Fund, World Gold Fund,
     China Region Fund, and All American Fund may borrow money only for temporary or emergency purposes (not for leveraging or investment), provided that the amount of such borrowings may not exceed 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

  3. Underwrite the securities of other issuers, except for the Gold Shares Fund, Global Resources Fund and World Gold Fund, to the extent that these funds may be deemed to act as an underwriter in certain cases when disposing of restricted securities.

  4. Invest in real estate, except as may be represented by securities for which there is an established market or, with respect to the Gold Shares Fund, when such interests are an incidental part of assets acquired through merger or consolidation, and except that this restriction shall not prevent the Real Estate Fund from making any investment which is otherwise consistent with its objectives and policies.

  5. Engage in the purchase or sale of commodities or commodity futures contracts, except that the Gold Shares Fund and World Gold Fund may invest not more than 10% of its total net assets in gold and gold bullion, and except that the Gold Shares Fund, World Gold Fund, China Region Fund, and All American Fund may invest in futures contracts, options on futures contracts, and similar instruments.

  6. Lend its assets, except that any fund may purchase money market debt obligations and repurchase agreements secured by money market obligations, and except for the purchase or acquisition of bonds, debentures or other debt securities of a type customarily purchased by institutional investors and except that any fund may lend portfolio securities with an aggregate market value of not more than one-third of such fund's total net assets. (Accounts receivable for shares purchased by telephone shall not be deemed loans.) The Near-Term Tax Free Fund may not lend its assets, except that purchases of debt securities in furtherance of investment objectives will not constitute lending of assets.

  7. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions.

  8. Make short sales.

  9. Invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), except that (i) the China Region Fund may invest up to 15% of net assets in illiquid securities, including securities which are subject to legal or contractual restrictions on resale, and (ii) the Gold Shares Fund, the Global Resources Fund, and the World Gold Fund may invest up to 10% of the value of their respective net assets in such restricted securities. Any such investments by the Gold Shares Fund will be in companies that have been in existence for two consecutive years or more, including the operation of predecessors, and that have not defaulted in the payment of any debt within such two years. (This 10% restriction includes the 2% restriction on warrants described in (12) below.)

--------------------------------------------------------------------------------
Statement of Additional Information                  U.S. Global Investors Funds
Page 4 of 35

 10. Invest more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), except that the Gold Shares Fund will invest primarily in securities of companies involved in the exploration for, mining of, processing of or dealing in gold; the Global Resources Fund and the World Gold Fund will invest at least 25% of the value of their respective total assets in securities of companies principally engaged in natural resource operations; the Tax Free Fund and the Near-Term Tax Free Fund may invest more than 25% of their total assets in general obligation bonds or in securities issued by states or municipalities in connection with the financing of projects with similar characteristics, such as hospital revenue bonds, housing revenue bonds or electric power project bonds; and the Real Estate Fund will invest at least 65% of its assets in securities of companies engaged principally in or related to the real estate industry. The Tax Free Fund and the Near-Term Tax Free Fund will consider industrial revenue bonds where payment of principal and interest is the ultimate responsibility of companies within the same industry as securities from one industry. The China Region Fund will consider a foreign government to be an "industry". For purposes of determining industry concentration, each fund relies on the Standard Industrial Classification as compiled by an independent source, as in effect from time to time.

 11. (a) Invest more than 5% of the value of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (b) acquire more than 10% of the voting securities of any one issuer. (These limitations as to the Gold Shares Fund, Near-Term Tax Free Fund, and China Region Fund apply to only 75% of the value of their respective gross assets.)

 12. The Gold Shares Fund may not invest more than 2% of the value of its net assets in marketable warrants.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the foregoing restrictions.


VALUATION OF SHARES

Share value is calculated in U.S. dollars. A security quoted in another currency is converted to U.S. dollars using the exchange rate in effect at 12:00 p.m. Eastern time in the principal market where the security is traded. A portfolio security listed or traded in domestic or international markets, either on an exchange or over-the-counter, is valued at the last reported sales price before the time when a fund values assets. Lacking any sales on that day, the security is valued at the mean between the last reported bid and ask prices.

If market quotations are not readily available, or restricted securities or similar assets are being valued, a fund values the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the adviser, for non-material pricing issues, as defined in the fair valuation committee procedures. The trustees retain authority to accept or reject any alternative valuation proposed by the fair valuation committee.

Securities traded on more than one market are valued according to the broadest and most representative market. Prices used to value portfolio securities are monitored to ensure that they represent current market values. Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the New York Stock Exchange closes are not reflected in the calculation of net asset value unless the board of trustees decides that the event would materially affect the net asset value. In that case, the fund will make an adjustment. If the price of a portfolio security is materially different from its current market value, the security will be valued at fair value.

Debt securities with maturities of sixty days or less at the time of purchase are valued based on the amortized cost. This involves valuing an instrument at its cost initially and assuming, after that, a constant amortization to maturity of any discount or premium, despite the impact of fluctuating interest rates on the market value of the instrument.


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To maintain a constant  per share price of $1.00 for the  government  securities money market funds, portfolio investments are valued at cost, and any discount or premium created by market movements is amortized to maturity despite the effect of fluctuating interest rates on the market value of the security.

The following discussion of the investment objectives, policies and risks associated with each particular fund supplements the discussions in the prospectus.


GOLD AND NATURAL RESOURCES FUNDS

The Gold Shares Fund and World Gold Fund intend to concentrate their investments in common stocks of companies involved in exploration for, mining of, processing of, or dealing in, gold. The Gold Shares Fund may also invest in the securities of issuers engaged in operations related to silver and other precious metals.

Approximately 20% of the world's output of gold is produced in the Republic of South Africa. A substantial portion of the Gold Shares Fund's net assets are invested in securities of South African issuers engaged in mining of, exploration for, processing of, or dealing in, gold.

The production and marketing of gold may be affected by the actions of the International Monetary Fund and certain governments, or by changes in existing governments. In the current order of magnitude of production of gold bullion, the four largest producers of gold are the Republic of South Africa, the United States, Australia and Canada. Economic and political conditions prevailing in these countries may have direct effects on the production and marketing of newly-produced gold and sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. The Gold Shares Fund has significant investments in South African issuers. The unsettled political and social conditions in South Africa may have disruptive effects on the market prices of the investments of the Gold Shares Fund and may impair its ability to hold investments in South African issuers.

Because gold and gold bullion do not generate investment income, the return from such investments will be derived solely from the gains and losses realized by the fund upon the sale of the gold and gold bullion. The funds may also incur storage and other costs relating to their investments in gold and gold bullion. Under certain circumstances, these costs may exceed the custodial and brokerage costs associated with investments in portfolio securities. To qualify as a regulated investment company under Subchapter M of the Code, at least ninety percent (90%) of a fund's gross income for any taxable year must be derived from dividends, interest, gains from the disposition of securities, and gains from certain other specified transactions ("Gross Income Test"). Gains from the disposition of gold and gold bullion will not qualify for purposes of satisfying the Gross Income Test. Additionally, to qualify under Subchapter M of the Code, at the close of each quarter of each fund's taxable year, at least fifty percent (50%) of the value of the fund's total assets must be represented by cash, Government securities and certain other specified assets ("Asset Value Test"). Investments in gold and gold bullion will not qualify for purposes of satisfying the Asset Value Test. To maintain each fund's qualification as a regulated investment company under the Code, each fund will establish procedures to monitor its investments in gold and gold bullion for purposes of satisfying the Gross Income Test and the Asset Value Test.


CHINA REGION FUND

The China Region Fund will invest primarily in securities which are listed or otherwise traded by authorized brokers and other entities and will focus its investments on equities and quasi-equity securities. Quasi-equity securities may include, for example: warrants or similar rights or other financial instruments with substantial equity characteristics, such as debt securities convertible into equity securities. Although the China Region Fund expects to invest primarily in listed securities of established companies, it may, subject to local investment limitations, invest in unlisted securities of China companies and companies that have business associations in China, including investments in new and early stage companies. This may include direct equity investments. Such investments may involve a high degree of business and financial risk. Because of the absence of any trading markets for these investments, the China Region Fund may find itself unable to liquidate such securities in a timely fashion, especially in the event of negative news regarding the

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specific  securities  or the China  markets in general.  Such  securities  could decline significantly in value prior to the China Region Fund's being able to liquidate such securities. In addition to financial and business risks, issues whose securities are not listed will not be subject to the same disclosure requirements applicable to issuers whose securities are listed.

PEOPLE'S REPUBLIC OF CHINA. The People's Bank of China is officially responsible for managing stock markets in the People's Republic of China ("PRC"), regulating all trading and settlement and approving all issues of new securities. The Shanghai and Shenzhen Stock Exchanges are highly automated with trading and settlement executed electronically. Considerable autonomy has been given to local offices of the State Commission of Economic System Reform in developing securities markets. They are charged with identifying suitable companies for listing.

There are currently two officially recognized securities exchanges in China -- the Shanghai Stock Exchange which opened in December 1990 and the Shenzhen Stock Exchange which opened in July 1991. Shares traded on these Exchanges are of two types -- "A" shares which can be traded only by Chinese investors and "B" shares which can be traded only by individuals and corporations not residents of China. The settlement period for "B" share trades is the same in Shenzhen and Shanghai. Settlements are effected on the third business day after the transaction. As of June 1996, seventeen companies were authorized to issue what are called "H" shares which trade in Hong Kong and may be purchased by anyone.

The China Region Fund will invest in both new and existing enterprises registered and operating in China. These will include wholly Chinese-owned enterprises, wholly foreign-owned enterprises and Sino-foreign joint ventures. It is not the intention of the China Region Fund to limit its investments to Shenzhen and Shanghai alone.

HONG KONG. Sovereignty over Hong Kong was transferred from Great Britain to the PRC on July 1, 1997, at which time Hong Kong became a Special Administrative Region ("SAR") of the PRC. Under the agreement providing for such transfer (known as the "Joint Declaration") and the PRC law implementing its commitments thereunder ("Basic Law"), the current social and economic systems in Hong Kong are to remain unchanged for at least 50 years, and Hong Kong is to enjoy a high degree of autonomy except in foreign and defense affairs. The SAR will be vested with executive, legislative and judicial power. Laws currently in force, as they may be amended by the SAR Legislature, are to remain in force except to the extent they contravene the Basic Law. The PRC may not levy taxes on the SAR, the Hong Kong dollar is to remain fully convertible, and Hong Kong is to remain a free port. Under the terms of the Basic Law, Hong Kong's current social freedoms, including freedoms of speech, press, assembly, travel, and religion, are not to be affected. It is not clear how future developments in Hong Kong and China may affect the implementation of the Basic Law after the transfer of sovereignty in 1997.

It is to be expected that the Hong Kong stock market will remain volatile in response to prevailing perceptions of political developments in China. Foreign enterprises are treated virtually the same as domestic enterprises and there are no restrictions on exchange of foreign currencies or on the repatriation of profits. Import and export licenses are easy to obtain. There are no exchange controls, investment restrictions or dividend withholding taxes. However, currently there are no laws in Hong Kong which specifically protect foreign investors against expropriation.

TAIWAN. The Taiwan Stock Exchange ("TSE"), the sole stock exchange in Taiwan, is owned by government-controlled enterprises and private banks. In 1968, the Securities and Exchange Law was passed and, since that time, the Taiwan securities market has been regulated by the Taiwan Securities and Exchange
Commission ("TSEC") which, in turn, is supervised by the Ministry of Finance ("MOF"). The Central Bank of China ("CBC") is also responsible for supervising certain aspects of the Taiwan securities market.

While, historically, foreign individual investors have not been permitted to invest directly in securities listed on the TSE, since 1990 certain foreign institutional investors have been permitted access to the Taiwan securities market. Currently, foreign institutional investors which meet certain guidelines promulgated by the TSEC and which are also approved by the TSEC, the MOF and the CBC, will be permitted to invest in TSE listed securities. However, qualifying foreign institutional investors (such as the China Region Fund) may not own more than 5% of the shares of a company listed on the TSE, and the total foreign ownership of any listed company may not exceed 10%. In addition, the Taiwanese government prohibits foreign investment in certain industries including transportation and energy companies. Furthermore, Taiwan imposes an overall country limit on investment and requires a long-term

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commitment.   The  China  Region  Fund's  management  believes  that  over  time restrictions on investments in Taiwan may ease to permit greater and more flexible investment in Taiwanese securities.

The political reunification of China and Taiwan is a highly problematic issue that may not be settled in the near future. Taiwan's economic interaction with China can take place only through indirect channels (generally via Hong Kong) due to the official prohibitions on direct trade between the PRC and Taiwan. Nevertheless, in fewer than four years, Taiwan has become a significant investor in China and China has become one of the largest markets for Taiwanese goods.

EXCHANGE CONTROL. PRC currency, the Renminbi ("RNB"), is not freely convertible. The exchange rate of RNB against foreign currencies is regulated and published daily by the State Administration of Exchange Control ("SAEC"). In 1986, to help solve the foreign exchange problems of foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as "swap centers," in various cities. These swap centers provide an official forum where foreign invested enterprises may, under the supervision and control of SAEC and its branch offices, engage in mutual adjustment of their foreign exchange surpluses and shortfalls. More recently, regulations have been relaxed to allow Chinese state enterprises and individuals to participate in foreign exchange swap transactions. Trading of RNB and foreign currencies at the swap centers is conducted at a rate determined by supply and demand rather than at the official exchange rate. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions.

The China Region Fund may use official or market rates of exchange in connection with portfolio transactions and net asset value determinations consistent with prevailing practices in the relevant markets or locations, except that the China Region Fund will not use any exchange rate if the effect of such use would be to restrict repatriation of assets.

No exchange control approval is required for the China Region Fund to acquire "B" shares listed on stock exchanges. Dividends and/or proceeds from the sale of securities purchased by the China Region Fund in listed China companies may be remitted outside China, subject to payment of any relevant taxes and completion of the requisite formalities.

Shanghai securities are now being quoted in U.S. dollars and Shenzhen securities are now being quoted in Hong Kong dollars.


REAL ESTATE FUND

The Real Estate Fund is designed to provide  investors  the  advantages  of real
estate   investment   with  the   convenience   and  liquidity   provided  by  a
professionally managed fund.

The Real Estate Fund's portfolio will consist primarily of securities of companies in the real estate industry or securities of companies related to the real estate industry. Because the Real Estate Fund's portfolio will be concentrated in one industry, this would not be a suitable investment for a person seeking a more diversified portfolio.

The Real Estate Fund's investments will include the common and preferred stock of companies, including real estate investment trusts ("REITs"), listed on national securities exchanges or on Nasdaq which have at least 50% of the value of their assets in, or which derive at least 50% of their revenue from, the ownership, construction, management or sale of residential, commercial or industrial real estate.

The Real Estate Fund may be subject to the risks associated with the direct ownership of real estate because of its policy to concentrate investments in the securities of companies owning, constructing, managing or selling residential, commercial or industrial real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increase in interest rates. Such risks may also affect the value of securities of companies that serve the real estate industry.



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TAX-FREE FUNDS

The two tax-free funds invest primarily in municipal bonds. Municipal securities are generally of two principal types -- notes and bonds. Municipal notes generally have maturities of one year or less and provide for short-term capital needs. Municipal bonds normally have maturities of more than one year, and meet longer-term needs. Municipal bonds are classified into two principal categories -- general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuer and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues derived from a project or facility.

The tax-free funds invest only in debt securities earning one of the four highest ratings by Moody's Investor's Services ("Moody's") (Aaa, Aa, A, Baa) or by Standard & Poors Corporation ("S&P") (AAA, AA, A, BBB). Not more than 10% of either of the tax-free fund's total assets will be invested in the fourth rating category. Investments in the fourth category may have speculative characteristics and therefore, may involve higher risks. Investments in the fourth rating category of bonds are generally regarded as having an adequate capacity to pay interest and repay principal. However, these investments may be more susceptible to adverse changes in the economy. Municipal notes (including variable rate demand obligations) must be rated MIG1/VMIG2 or MIG2/VMIG2 by Moody's or SP-1 or SP-2 by S&P. Tax- exempt commercial paper must be rated P-1 or P-2 by Moody's or A-1 or A-2 by S&P.

The tax-free funds may purchase variable and floating rate obligations from issuers or may acquire participation interest in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations are municipal securities whose interest rates change periodically. They normally have a stated maturity greater than one year, but permit the holder to demand payment of principal and interest anytime or at specified intervals.

The tax-free funds may purchase obligations with term puts attached. "Put" bonds are tax-exempt securities that may be sold back to the issuer or a third party at face value before the stated maturity. The put feature may increase the cost of the security, consequently reducing the yield of the security.

The tax-free funds may purchase municipal lease obligations or certificates of participation in municipal lease obligations. A municipal lease obligation is not a general obligation of the municipality for which the municipality pledges its taxing power. Ordinarily, a lease obligation will contain a "nonappropriation" clause if the municipality has no obligation to make lease payments in future years unless money is appropriated for that purpose annually. Because of the risk of nonappropriation, some lease obligations are issued with third-party credit enhancements, such as insurance or a letter of credit.

Municipal lease obligations are subject to different revenue streams than those associated with more conventional municipal securities. For this reason, before investing in a municipal lease obligation, the adviser will consider, among other things, whether (1) the leased property is essential to a governmental function of the municipality, (2) the municipality is prohibited from substituting or purchasing similar equipment if lease payments are not appropriated, and (3) the municipality has maintained good market acceptability for its lease obligations in the past.

While the tax-free funds primarily invest in municipal bonds the income of which is free from federal income taxes, they may also invest in repurchase agreements and other securities which may earn taxable income. Moreover, the tax-free funds may sell portfolio securities at a gain, which if long term may be taxed to shareholders as long term capital gains and if short term may be taxed to shareholders as ordinary income.

Subsequent to a purchase by either tax-free fund, an issue of municipal bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by that fund. Neither event will require sale of such municipal bonds by either tax-free fund, but the Adviser will consider such event in its determination of whether either tax-free fund should continue to hold the municipal bonds. To the extent that the rating given by Moody's or Standard & Poor's for municipal bonds may change as a result of changes in such organizations or their rating systems, the tax-free funds will attempt to use comparable ratings as standards for their investments in accordance with their investment policies.

GENERAL INFORMATION ON MUNICIPAL BONDS. Municipal bonds are generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works.

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Municipal  bonds  may also be  issued  to  refund  outstanding  obligations.  In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated hazardous waste-treatment facilities, certain redevelopment projects, airports, docks, and wharves (other than lodging, retail, and office facilities), mass commuting facilities, multifamily residential rental property, sewage and solid waste disposal property, facilities for the furnishing of water, and local furnishing of electric energy or gas or district heating and cooling facilities. Such obligations are considered to be municipal bonds provided that the interest paid thereon qualifies as exempt from Federal income tax, in the opinion of bond counsel, to the issuer. In addition, if the proceeds from private activity bonds are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be exempt from Federal income tax, although current Federal tax laws place substantial limitations on the size of such issues.

In order to be classified as a "diversified" investment company under the 1940 Act, a mutual fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) or own more than 10% of the outstanding voting securities of any one issuer. For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal bonds depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case the creating government or some other entity guarantees a security, such a guarantee may be considered a separate security and is to be treated as an issue of such government or other entity.

The yields on municipal bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of a mutual fund's management fees, as well as other operating expenses, will have the effect of reducing the yield to investors.

Municipal bonds are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities by levying taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal and interest on its, or their, municipal bonds may be materially affected. The Tax Reform Act of 1986 enlarged the scope of the alternative minimum tax. As a result, interest on private activity bonds issued after August 7, 1986, will be a preference item for alternative minimum tax purposes.

From time to time, proposals to restrict or eliminate the Federal income tax exemption for interest on municipal bonds have been introduced before Congress. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the tax-free funds would be adversely affected. In such event, the tax-free funds would re-evaluate their investment objective and policies.

MUNICIPAL NOTES.   Municipal notes are  generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

  1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of state and local governments. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem property, income sales, use and business taxes, and are payable from these specific future taxes. Tax anticipation notes are usually general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

  2. Revenue Anticipation Notes. Revenue anticipation notes are issued by state and local governments or governmental bodies with the expectation that receipt of future revenues, such as Federal revenue sharing or state aid payments, will be used to repay the notes. Typically, they also constitute general obligations of the issuer.


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  3. Bond  Anticipation  Notes.  Bond  anticipation  notes are issued to provide interim financing for state and local governments until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

  4. Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued and backed by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

VARIABLE RATE DEMAND OBLIGATIONS. Variable rate obligations have a yield which is adjusted periodically based upon changes in the level of prevailing interest rates. Such adjustments are generally made on a daily, weekly or monthly basis. Variable rate obligations may lessen the capital fluctuations usually inherent in fixed income investments.

Unlike securities with fixed rate coupons, variable rate instrument coupons are not fixed for the full term of the instrument. Rather, they are adjusted periodically based upon changes in prevailing interest rates. The more frequently such instruments are adjusted, the less such instruments are affected by interest rate changes. The value of a variable rate instrument, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer. By investing in variable rate obligations the tax-free funds seek to take advantage of the normal yield curve pattern that usually results in higher yields on longer-term investments. This policy also means that should interest rates decline, a tax-free fund's yield will decline and that tax-free fund and its shareholders will forego the opportunity for capital appreciation of that tax-free fund's investments and of their shares to the extent a portfolio is invested in variable rate obligations. Should interest rates increase, a tax-free fund's yield will increase and that tax-free fund and its shareholders will be subject to lessened risks of capital depreciation of its portfolio investments and of their shares to the extent a portfolio is invested in variable rate obligations. There is no limitation on the percentage of the tax-free funds' assets which may be invested in variable rate obligations. For purposes of determining a tax-free fund's weighted average portfolio maturity, the term of a variable rate obligation is defined as the longer of the length of time until the next rate adjustment or the time of demand.

Floating rate demand notes have an interest rate fixed to a known lending rate (such as the prime rate) and are automatically adjusted when the known rate changes. Variable rate demand notes have an interest rate which is adjusted at specified intervals to a known rate. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure that ability of the issuer to make payment upon such demand, the note may be supported by an unconditional bank letter of credit.

The trustees have approved investments in floating and variable rate demand notes upon the following conditions: the tax-free funds have an unconditional right of demand, upon notice to exceed thirty days, against the issuer to receive payment; the Adviser determines the financial condition of the issuer and continues to monitor it in order to be satisfied that the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates.

OBLIGATIONS WITH TERM PUTS ATTACHED. The tax-free funds may purchase municipal securities together with the right that it may resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "term put." The tax-free funds may purchase obligations with puts attached from banks and broker-dealers.

The price the tax-free funds expect to pay for municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The tax-free funds will use puts for liquidity purposes in order to permit them to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in their portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the tax-free funds' ability to dispose of (or retain) the municipal security.

In order to ensure that the interest on municipal securities subject to puts is tax-exempt to either tax-free fund, each will limit its use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service.


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Since it is difficult to evaluate the  likelihood  of exercise of the  potential benefit of a put, it is expected that puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Accordingly, puts as separate securities are expected not to affect the calculation of the weighted average portfolio maturity. Where a tax-free fund has paid for a put, the cost will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore would reduce any potential gain on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by that tax-free fund. To minimize such risks, the tax-free funds will only purchase obligations with puts attached from sellers whom the Adviser believes to be creditworthy.

MOODY'S INVESTORS SERVICE, INC. Aaa--the "best quality." Aa--"high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A--"upper medium grade obligation." Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--"medium grade obligations." Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

STANDARD & POOR'S CORPORATION. AAA--"obligation of the highest quality." AA--issues with investment characteristics "only slightly less marked than those of the prime quality issues." A--"the third strongest capacity for payment of debt service." Principal and interest payments on the bonds in this category are considered safe. It differs from the two higher ratings, because with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. BBB--"regarded as having adequate capacity to pay interest and repay principal." Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.


GOVERNMENT MONEY MARKET FUNDS

The Treasury Securities Cash Fund and Government Securities Savings Fund have adopted a fundamental policy requiring use of best efforts to maintain a constant net asset value of $1.00 per share. Shareholders should understand that, while the Trust will use its best efforts to attain this objective, there can be no guarantee that it will do so. The Treasury Securities Cash Fund and Government Securities Savings Fund value their respective portfolio securities on the basis of the amortized cost method, in accordance with Rule 2(a)-7 of the 1940 Act, as amended. This requires that those funds maintain a dollar-weighted average portfolio maturity of 90 days or less, generally purchase only instruments having remaining maturities of 397 days or less, and invest only in securities determined by the Board of Trustees of the Trust to be of high quality with minimal credit risks.


                                  RISK FACTORS

The following information supplements the discussion of the funds' risk factors discussed in the funds' prospectus. The following are among the most significant risks associated with an investment in a particular fund.

EQUITY PRICE FLUCTUATION. Equity securities are subject to price fluctuations depending on a variety of factors, including market, business, and economic conditions.

FOREIGN INVESTMENTS. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities will typically be denominated in foreign currency. If the foreign currency

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declines in value  against the U.S.  dollar,  the value of the foreign  security will be worth less to a U.S. shareholder. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of a particular fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the
United   States.   Foreign   stock   markets,   while   growing  in  volume  and
sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable
United  States  companies.  In  addition,   foreign  brokerage  commissions  are
generally higher than commissions on securities  traded in the United States and
may  be  non-negotiable.   In  general,   there  is  less  overall  governmental
supervision and regulation of foreign securities markets, broker/dealers, and issuers than in the United States.

EMERGING MARKETS. The gold and natural resources funds and the equity funds (especially the China Region Fund) may invest in countries considered by the Adviser to represent emerging markets. The Adviser determines which countries are emerging market countries by considering various factors, including development of securities laws and market regulation, total number of issuers, total market capitalization, and perceptions of the investment community. Generally, emerging markets are those other than North America, Western Europe, and Japan.

Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the below listed risks before making an investment in a fund. Investing in emerging markets is considered speculative and involves an increased risk of total loss.

Risks of investing in emerging markets include:

  1. the risk that the fund's assets may be exposed to nationalization, ex-propriation, or confiscatory taxation;

  2. the fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations The relatively small market capitalization and trading volume of emerging market securities may cause the fund's investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms that are inherent in the markets of more developed nations may lead to turmoil in the marketplace, as well as the inability of the fund to liquidate its investments;

  3. greater social, economic and political uncertainty (including the risk of war);

  4. greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets;

  5. currency exchange rate fluctuations and the lack of available currency hedging instruments;

  6. higher rates of inflation;

  7. controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars;

  8. greater governmental involvement in and control over the economy;

  9. the fact that emerging market companies may be smaller, less seasoned and newly organized;

 10. the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers;

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 11. the  fact  that the  securities  of many  companies  may  trade  at  prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value;

 12. the  fact  that  statistical  information  regarding  the  economy  of many
     emerging   market   countries  may  be  inaccurate  or  not  comparable  to
     statistical information regarding the United States or other economies;

 13. less extensive regulation of the securities markets;

 14. certain   considerations   regarding  the  maintenance  of  fund  portfolio
     securities and cash with foreign subcustodians and securities depositories;

 15. the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries;

 16. the risk that the fund may be subject to income or withholding taxes imposed by emerging market counties or other foreign governments. The fund intends to elect, when eligible, to "pass through" to the fund's shareholders the amount of foreign income tax and similar taxes paid by the fund. The foreign taxes passed through to a shareholder would be included in the shareholder's income and may be claimed as a deduction or credit. Other taxes, such as transfer taxes, may be imposed on the fund, but would not give rise to a credit or be eligible to be passed through to the shareholders;

 17. the fact that the fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks, although these strategies cannot at the present time be used to a significant extent by the fund in the markets in which the fund will principally invest;

 18. enterprises in which the fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of the fund's investment in it. Restrictive or over regulation may therefore be a form of indirect nationalization;

 19. businesses in emerging markets only have a very recent history of operating within a market-oriented economy. Overall, relative to companies operating in western economies, companies in emerging markets are characterized by a lack of (i) experienced management, (ii) modern technology and (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the effect on companies in emerging markets, if any, of attempts to move towards a more market-oriented economy;

 20. investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. As a result, the return and net asset value of the fund will fluctuate;

 21. the Adviser may engage in hedging transactions in an attempt to hedge selected funds' foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of the fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the fund's performance even when the Adviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses; and

 22. disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the fund. As a non-fundamental policy, a fund will not invest more than 15% of its net assets in illiquid securities.


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RESTRICTED SECURITIES. The gold and natural resources funds and the China Region
Fund  may,  from  time  to  time,   purchase  securities  that  are  subject  to
restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the Fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the Fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the Fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

CONVERTIBLE SECURITIES. The gold and natural resources funds and the equity funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

OTHER RIGHTS TO ACQUIRE SECURITIES. The gold and natural resources funds and the equity funds may also invest in other rights to acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately before termination. These securities are generally exercisable at premiums above the value of the underlying securities at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of the Fund's investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.


REPURCHASE AGREEMENTS

In a repurchase agreement, a fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements must be collateralized by United States government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause a fund some loss if the value of the securities declined before liquidation. To reduce the risk of loss, funds will enter into repurchase agreements only with institutions and dealers the board of trustees considers creditworthy.


LENDING OF PORTFOLIO SECURITIES

The funds will not lend portfolio securities unless collateral secures the loan (consisting of any combination of cash, United States government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities lent. In case of bankruptcy or breach of agreement by the borrower of the securities, the fund could experience delays and costs in recovering the securities lent. The fund will not enter into securities lending agreements unless its custodian bank/lending agent will fully indemnify the fund against loss due to borrower default. The fund may not lend securities with an aggregate market value of more than one-third of the fund's total net assets. For the China Region Fund only, this is a fundamental policy that cannot be changed without a vote by shareholders.



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BORROWING

The funds may have to deal with unpredictable cashflows as shareholders purchase and redeem shares. Under adverse conditions, the funds might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.

The Gold Shares Fund, World Gold Fund, China Region Fund, and All American Fund may deal with unpredictable cashflows by borrowing money. Through such borrowings these funds may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the funds' performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, a fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that a fund borrows money prior to selling securities, the fund would be leveraged such that the fund's net assets may appreciate or depreciate in value more than an unleveraged portfolio of similar securities. Since substantially all of a fund's assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund's portfolio assets increase in value and decrease more when the fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns which the funds earn on portfolio securities. Under adverse conditions, the funds might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

The funds will not purchase any security while borrowings represent more than 5% of their total assets outstanding.


                              STRATEGIC TRANSACTIONS

The gold and natural resources funds and equity funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments. In addition, the Gold Shares, World Gold, China Region and All American Funds may purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). The gold and natural resources funds and equity funds may engage in Strategic Transactions for hedging, risk management, or portfolio management purposes, but not for speculation, and they will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions may be used to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect a fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of a fund's portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The gold and natural resources funds' and equity funds' ability to successfully use these Strategic Transactions will depend upon the Adviser's ability to predict pertinent market movements, and cannot be assured. Engaging in Strategic Transactions will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.

Strategic Transactions have risk associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call options may also limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange

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

controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been used.

The gold and natural resources funds' and equity funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

PUT AND CALL OPTIONS. The gold and natural resources funds and equity funds may purchase and sell (issue) both put and call options. The funds may also enter into transactions to close out their investment in any put or call options.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underling instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An "American style" put or call option may be exercised at any time during the option period while a "European style" put or call option may be exercised only upon expiration or during a fixed period prior thereto.

The gold and natural resources funds and equity funds are authorized to purchase and sell both exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to securities dealers, financial institutions or other parties ["Counterparty(ies)"] through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.

The gold and natural resources funds' and equity funds' ability to close out their position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. Exchange listed options, because they are standardized and not subject to Counterparty credit risk, are generally more liquid than OTC options. There can be no guarantee that a fund will be able to close out an option position, whether in exchange listed options or OTC options, when desired. An inability to close out its options positions may reduce a fund's anticipated profits or increase its losses.

If the Counterparty to an OTC option fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund, or fails to make a cash settlement payment due in accordance with the terms of that option, a fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.


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U.S. Global Investors Funds                  Statement of Additional Information
                                                                   Page 17 of 35

The gold and natural resources funds and equity funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security, commodity, index, currency or other instrument security decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security, commodity, index, currency or other instrument increases or does not decrease by more than the premium (in the case of a put option). A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by that fund would exceed 5% of that fund's total assets.

If the gold and natural resources funds and equity funds sell (i.e., issue) a call option, the premium received may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in a portfolio, or may increase a fund's income. If a fund sells (i.e., issues) a put option, the premium that it receives may serve to reduce the cost of purchasing the underlying security, to the extent of the option premium, or may increase a fund's capital gains. All options sold by a fund must be "covered" (i.e., the fund must either be long when selling a call option or short when selling a put option. The securities or futures contract subject to the calls or must meet the asset segregation requirements described below as long as the option is outstanding. Even though a fund will receive the option premium to help protect it against loss or reduce its cost basis, an option sold by a fund exposes the fund during the term of the option to possible loss. When selling a call, a fund is exposed to the loss of opportunity to realize appreciation in the market price of the underlying security or instrument, and the transaction may require the fund to hold a security or instrument that it might otherwise have sold. When selling a put, a fund is exposed to the possibility of being required to pay greater than current market value to purchase the underlying security, and the transaction may require the fund to maintain a short position in a security or instrument it might otherwise not have maintained. The gold and natural resources funds and equity funds will not write any call or put options if, immediately afterwards, the aggregate value of a fund's securities subject to outstanding call or put options would exceed 25% of the value of a fund's total assets.

FUTURES CONTRACTS. The gold and natural resources funds and equity funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchange where they are listed with payment of an initial variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The gold and natural resources funds' and equity funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bonafide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) that initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked- to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If a fund exercises an option on a futures contract, it will be obligated to post initial margin (and potentially subsequent variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset, before settlement, at an advantageous price, nor that delivery will occur.

The gold and natural resources funds and equity funds will not enter into a futures contract or related option (except for closing transactions) if, immediately afterwards, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the fund's total assets (taken at current value). However, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.


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Statement of Additional Information                  U.S. Global Investors Funds
Page 18 of 35

FOREIGN CURRENCY TRANSACTIONS. The gold and natural resources funds and equity funds may engage in currency transactions with Counterparties in an attempt to hedge an investment in an issuer incorporated or operating in a foreign country or in a security denominated in the currency of a foreign country against a devaluation of that country's currency. Currency transactions include forward currency contracts, exchange listed currency futures, and exchange listed and OTC options on currencies. A fund's dealing in forward currency contracts and other currency transactions such as futures, options, and options on futures generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The gold and natural resources funds and equity funds may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a fund has (or expects to have) portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings or portfolio securities, the gold and natural resources funds and equity funds may engage in proxy hedging. Proxy hedging may be used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency in which some or all of a fund's portfolio securities are, or are expected to be denominated, and to buy U.S. dollars.

To hedge against a devaluation of a foreign currency, the gold and natural resources funds and equity funds may enter into a forward market contract to sell to banks a set amount of such currency at a fixed price and at a fixed time in the future. If, in foreign currency transactions, the foreign currency sold forward by a fund is devalued below the price of the forward market contract and more than any devaluation of the U.S. dollar during the period of the contract, a fund will realize a gain as a result of the currency transaction. In this way, a fund might reduce the impact of any decline in the market value of its foreign investments attributable to devaluation of foreign currencies.

The gold and natural resources funds and equity funds may sell foreign currency forward only as a means of protecting their foreign investments or to hedge in connection with the purchase and sale of foreign securities, and may not otherwise trade in the currencies of foreign countries. Accordingly, a fund may not sell forward the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated in that particular foreign currency (or issued by companies incorporated or operating in that particular foreign country) plus an amount equal to the value of securities it anticipates purchasing less the value of securities it anticipates selling, denominated in that particular currency.

As a result of hedging through selling foreign currencies forward, in the event of a devaluation, it is possible that the value of a fund's portfolio would not depreciate as much as the portfolio of a fund holding similar investments that did not sell foreign currencies forward. Even so, the forward market contract is not a perfect hedge against devaluation because the value of a fund's portfolio securities may decrease more than the amount realized by reason of the foreign currency transaction. To the extent that a fund sells forward currencies that are thereafter revalued upward, the value of that fund's portfolio would appreciate to a lesser extent than the comparable portfolio of a fund that did not sell those foreign currencies forward. If, in anticipation of a devaluation of a foreign currency, a fund sells the currency forward at a price lower than the price of that currency on the expiration date of the contract, that fund will suffer a loss on the contract if the currency is not devalued, during the contract period, below the contract price. Moreover, it will not be possible for a fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency in the future at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, a fund may have to limit its currency transactions to permit that fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). Foreign currency transactions would involve a cost to the funds, which would vary with such factors as the currency involved, the length of the contact period and the market conditions then prevailing.

The gold and natural resources funds and equity funds will not attempt to hedge all their foreign investments by selling foreign currencies forward and will do so only to the extent deemed appropriate by the Adviser.


--------------------------------------------------------------------------------
U.S. Global Investors Funds                  Statement of Additional Information
                                                                   Page 19 of 35

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the gold and natural resources funds and equity funds segregate liquid high grade assets with their custodian to the extent that the fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation of a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or subject to any regulatory restrictions, an amount of cash or liquid high grade debt securities at least equal to the current amount of the obligation must either be identified as being restricted in a fund's accounting records or physically segregated in a separate account at that fund's custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a fund.


                             PORTFOLIO TRANSACTIONS

The Advisory Agreement between the Trust and the Adviser requires that the Adviser, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. Under the Advisory Agreement, the Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by each fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Adviser would not be reduced by reason of its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Trust places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear.

The Trust may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on Nasdaq, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities for the Tax Free Fund and Near-Term Tax Free Fund usually are placed with those dealers from which it appears that the best price or execution will be obtained. Those dealers may be acting as either agents or principals.

The brokerage fees paid by the following funds for the three fiscal periods ended June 30 were as follows:



                                 1996           1997           1998
                              ----------     ----------     ----------
Gold Shares Fund               $261,378       $481,476      $1,042,190
World Gold Fund                $383,831       $704,381        $420,285
Global Resources Fund          $130,955        $90,646         $34,487
China Region Fund               $78,718       $115,788         $51,295
All American Fund                $9,800         $8,080         $17,647
Income Fund                     $30,965        $50,565          $7,782
Real Estate Fund                $75,940        $97,602         $59,003

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Statement of Additional Information                  U.S. Global Investors Funds
Page 20 of 35

                            MANAGEMENT OF THE FUNDS

The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each is 7900 Callaghan Road, San Antonio, Texas 78229.


                               TRUST
 NAME AND ADDRESS             POSITION                 PRINCIPAL OCCUPATION
----------------------   ------------------     --------------------------------

John P. Allen               Trustee             President,   Deposit Development
P.O. Box 160323                                 Associates Inc.,a bank marketing
San Antonio, Texas                              firm. President,  Paragon Press.
78280                                           Partner, Rio Cibolo Ranch, Inc.

E. Douglas Hodo             Chairman of the     Chief   Executive   Officer   of
7702 Fondren                Board               Houston   Baptist    University.
Houston, Texas 77074                            Formerly Dean  and  Professor of
                                                Economics and  Finance,  College
                                                of Business, University of Texas
                                                at San Antonio.

Clark R. Mandigo            Trustee             Business consultant  since 1991.
15050 Jones Maltsberger                         From  1985 to  1991,  President,
San Antonio, Texas                              Chief  Executive  Officer,   and
78247                                           Director  of  Intelogic   Trace,
                                                Inc., a nationwide company which
                                                sells, leases and maintains com-
                                                puters and  telecom  munications
                                                systems and equipment.  Prior to
                                                1985, President of BHP Petroleum
                                                (Americas), Ltd., an oil and gas
                                                exploration and development com-
                                                pany.  Director  of Palmer Wire-
                                                less, Inc., Lone Star Steakhouse
                                                & Saloon,  Inc.  and   Physician
                                                Corporation of America. Formerly
                                                a  Director  of  Datapoint Corp-
                                                oration.   Trustee  for   Pauze/
                                                Swanson  United  Services  Funds
                                                from  November 1993 to  February
                                                1996.

Charles Z. Mann             Trustee             Business    consultant     since
13 Knapton Estates Rd.                          January  1,  1993.     Chairman,
Turning Point                                   Bermuda Monetary Authority  from
Smiths Parish                                   1986  to  1992.  Executive  Vice
Bermuda FLBX                                    President    of    International
                                                Median Limited,  a  private  in-
                                                vestment  holding  company, from
                                                1979  to  1985  and   previously
                                                general manager  of Bank of N.T.
                                                Butterfield  &  Son,  Ltd.,    a
                                                Bermuda-based bank.  Currently a
                                                Director of   Bermuda   Electric
                                                Light Company,  Ltd.;   Overseas
                                                Imports, Ltd.;  Tyndall Interna-
                                                tional (Bermuda) Ltd.; Old Court
                                                International Reserves  Ltd.; XL
                                                Investments    Limited,    Glaxo
                                                (Bermuda) Limited.

W. W. McAllister, III       Trustee             Chairman of  the Board  of Texas
7550 IH-10 West                                 Insurance Agency, Inc. from 1981
Suite 700                                       to present.Chairman of the Board
San Antonio, Texas                              of Bomac Sports Limited   d.b.a.
78247                                           SA Sports Unlimitedfrom December
                                                1995  to  present.  Currently  a
                                                director of  Alamo Title Holding
                                                Co. and Alamo Title Insurance of
                                                Texas.  General Partner of Bomac
                                                Transportation  Limited  Company
                                                from   January    1994   through
                                                August  1995.    Consultant   to
                                                River    Valley     Bank    from
                                                September       1992     through
                                                September  1994.   President  of
                                                San  Antonio Savings Association
                                                and   its  successor   companies
                                                from 1976  to 1982 and  Chairman
                                                of the Board from 1982 to 1992.

W.C.J. van Rensburg         Trustee             Professor of  Geological Science
6010 Sierra Arbor Court                         and  Petroleum Engineering, Uni-
Austin, Texas 78759                             versity  of  Texas   at  Austin.
                                                Former    Associate    Director,
                                                Bureau of Economic Geology, Uni-
                                                versity of Texas.  Former Chair-
                                                man,  Department of Geosciences,
                                                West  Texas  State   University.
                                                Former   technical   director of
                                                South  African  Minerals  Bureau
                                                and British Petroleum  Professor
                                                of  Energy  Economics at the Ran
                                                Afrikaans University,  Johannes-
                                                burg, South Africa.


--------------------------------------------------------------------------------
U.S. Global Investors Funds                  Statement of Additional Information
                                                                   Page 21 of 35

                               TRUST
 NAME AND ADDRESS             POSITION                 PRINCIPAL OCCUPATION
----------------------   ------------------     --------------------------------

Frank E. Holmes 1           Trustee,            Chairman  of the Board of Direc-
                            President,          tors and Chief Executive Officer
                            Chief Executive     of  the  Adviser.  Since October
                            Officer             1989  Mr. Holmes has  served and
                                                continues to  serve  in  various
                                                positions with the Adviser,  its
                                                subsidiaries and  the investment
                                                companies it sponsors.  Director
                                                of Franc-Or Resource  Corp. from
                                                November 1994 to  November 1996.
                                                Director  of  Adventure  Capital
                                                Limited  from  January  1996  to
                                                July 1997 and Director of Vedron
                                                Gold,  Inc. from  August 1996 to
                                                March 1997.   Director of  71316
                                                Ontario, Inc.  since  April 1987
                                                and of F.E. Holmes Organization,
                                                Inc. since  July 1978.  Director
                                                of  Marleau,  Lemire  Inc.  from
                                                January  1995  to  January 1996.
                                                Director  of   United   Services
                                                Canada, Inc. since February 1995
                                                and Chief Executive Officer from
                                                February to August 1995.

Susan B. McGee              Executive Vice      President,  Corporate  Secretary
                            President,          and  General   Counsel  of   the
                            Secretary,          Adviser.  Since  September  1992
                            General             Ms.  McGee  has  served and con-
                            Counsel             tinues to serve in various posi-
                                                tions with the Adviser, its sub-
                                                sidiaries,  and  the  investment
                                                companies  it  sponsors.  Before
                                                September 1992,  Ms. McGee was a
                                                student at St Mary's Law School.

David J. Clark              Treasurer           Chief  Financial  Officer, Chief
                                                Operating Officer ofthe Adviser.
                                                Since  May  1997  Mr. Clark  has
                                                served and continues to serve in
                                                various   positions   with   the
                                                Adviser  and the investment com-
                                                panies  it  sponsors.    Foreign
                                                Service Officer with U.S. Agency
                                                for International Development in
                                                the  U.S.  Embassy,  Bonn,  West
                                                Germany  from  May  1992  to May
                                                1997.  Audit Supervisor for Uni-
                                                versity  of Texas Health Science
                                                Center from  April 1991 to April
                                                1992.    Auditor-in-Charge   for
                                                Texaco, Inc. from August 1987 to
                                                June 1990.
------------------------------------

1 This Trustee may be deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940.


                              COMPENSATION TABLE

                                        TOTAL COMPENSATION FROM U.S. GLOBAL
       NAME                             FUND COMPLEX(1) TO BOARD MEMBERS
------------------------------------    --------------------------------------
E. Douglas Hodo                                      $38,000
John P. Allen                                        $25,500
Charles Z. Mann                                      $24,000
W.C.J. van Rensburg                                  $25,500
Clark R. Mandigo                                     $16,000
Frank E. Holmes                                        $0
------------------------------------
(1) Total compensation paid by U.S. Global Fund Complex for period ended June 30, 1998. As of this date there were 15 funds in the complex. Messrs. Holmes and Mandigo serve on all 15 funds.


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Statement of Additional Information                  U.S. Global Investors Funds
Page 22 of 35

                     PRINCIPAL HOLDERS OF SECURITIES

As of September 30, 1998, the officers and trustees of the funds as a group owned less than 1% of the outstanding shares of each fund. The Trust is aware of the following persons who owned of record, or beneficially, more than 5% of the outstanding shares of any fund at October 10, 1998:

                                                         PERCENTAGE   OF RECORD/
   FUND                          SHAREHOLDERS                 OWNED   BENEFICIAL

Real Estate Fund           Charles Schwab & Co. Inc.          23.85%   Record(1)
                           National Financial Services Corp.   6.96%   Record(2)

China Region Opportunity   Charles Schwab & Co. Inc.          22.45%   Record(1)
Fund

World Fold Fund            Charles Schwab & Co. Inc.          18.12%   Record(1)

Income Fund                Charles Schwab & Co. Inc.          14.90%   Record(1)

All American Equity Fund   Charles Schwab & Co. Inc.          14.44%   Record(1)

Near-Term Tax Free Fund    Stewart D. Fordham                 13.23%  Beneficial
                           Los Angeles, CA 90025-6325

                           Donald W. and Jewell D. Reid        6.41%  Beneficial
                           Albuquerque, NM 87110-7706

Global Resources Fund      Charles Schwab & Co. Inc.           7.21%   Record(1)

Gold Shares Fund           Charles Schwab & Co. Inc.           6.62%   Record(1)

---------------------------
    (1) Charles Schwab & Co., Inc., a broker/dealer located at 101 Montgomery Street, San Francisco, CA 94104-4122, has advised that no individual client owns more than 5% of the fund.

    (2) National Financial Services Corp., a broker/dealer located at Church Street Station, New York, NY 10008-3908, has advised that no individual client owns more than 5% of the fund.


INVESTMENT ADVISORY SERVICES

The investment adviser to the funds is U.S. Global Investors, Inc., a Texas corporation, pursuant to an Advisory Agreement dated as of October 27, 1989. Frank E. Holmes, Chief Executive Officer and a Director of the Adviser, as well as a Trustee, President and Chief Executive Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.

In addition to the services described in the funds' prospectus, the Adviser will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, officers and trustees of the Trust if such persons are employees of the Adviser or its affiliates, except that the Trust will reimburse the Adviser for a portion of the compensation of the Adviser's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust. The Adviser pays the expense of printing and mailing the prospectus and sales materials used for promotional purposes.




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U.S. Global Investors Funds                  Statement of Additional Information
                                                                   Page 23 of 35

The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors' expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of trustees who are not "interested persons" of the Adviser, expenses of attendance by officers and trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing and setting in type the prospectus and periodic reports and expenses of mailing them to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specifically enumerated.

For the services and facilities provided to each of the funds by the Adviser, each fund may pay to the Adviser a monthly fee at the rate set forth below based upon the monthly average daily net assets of such fund for such calendar month. Some of these fees have been voluntarily reduced or waived until further notice. See the "The Management Firm" section in the prospectus.


SUB-ADVISERS

The advisory agreement between the Adviser and the Trust permits the Adviser from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to the advisory agreement, the Adviser has engaged Goodman & Company N.Y. Ltd. as Sub-Adviser to the Real Estate Fund, as approved by shareholders on January 26, 1998. It is wholly owned by Goodman & Company Ltd., which is ultimately wholly owned by Dundee Bancorp Inc., an Ontario incorporated Canadian company listed on the Toronto Stock Exchange. Mr. Nathan Edward "Ned" Goodman, Chairman of Goodman & Company N.Y. Ltd., is the "controlling person" of Goodman & Company N.Y. Ltd. and Goodman & Company Ltd. ("Goodman & Company").

Under the terms of the sub-advisory agreement, the Sub-Adviser is required to furnish the Adviser information and advice, including advice on the allocation of investments among real estate related securities, relating to that portion of the Fund's assets as the Adviser shall from time to time designate; furnish continuously an investment program with respect to such assets; and to otherwise manage the Fund's investments in accordance with the investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information. Goodman & Company bears all expenses in connection with the performance of the services under the sub-advisory agreement. Goodman & Company manages the Fund's entire portfolio, with the exception of daily cash management services, which services are provided by the Adviser.

The sub-advisory agreement remains in effect pursuant to its terms for two years from the date of shareholder approval and from year to year thereafter so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-advisory agreement is terminable, without penalty, by the Board, by a Majority Vote of the Fund's shareholders, by the Adviser or by Goodman & Company, in each case on not more than sixty nor less than thirty days' written notice to the other party and to the Fund. The sub-advisory agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

For the sub-advisory services, the Adviser pays Goodman & Company 50 percent of the Management Fee (as defined in the advisory agreement) paid by the Fund to the Adviser, net of all mutually agreed upon fee waivers and reimbursements and reimbursements required by applicable law. The fee paid to Goodman & Company is paid by the Adviser out of its management fee and does not increase the expenses of the Fund.



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Statement of Additional Information                  U.S. Global Investors Funds
Page 24 of 35

ADVISORY FEE SCHEDULE

                                          ANNUAL PERCENTAGE OF AVERAGE DAILY NET
NAME OF FUND                              ASSETS
---------------------------------------   --------------------------------------

Gold Shares, All American Equity,         0.75% of the first $250,000,000 and
Income, Tax Free, and Real Estate Funds   0.50% of the excess

Treasury Securities Cash, and             0.50% of the first  $250,000,000 and
Government Securities Savings Funds       0.375% of the excess

World Gold and Global Resources Funds     1.00% of the first $250,000,000 and
                                          0.50% of the excess

Near-Term Tax Free Fund                   0.50%

China Region Opportunity Fund             1.25%

The Adviser may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client fund shares. The Glass-Steagall act prohibits banks from engaging in the business of underwriting, selling or distributing securities. However, in the adviser's opinion, such laws should not preclude a bank from performing shareholder administrative and servicing functions as contemplated herein.

The board of trustees of the Trust (including a majority of the "disinterested trustees") recently approved continuation of the October 27, 1989, advisory agreement through February 1999. The advisory agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to each fund, as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such fund (as defined in the 1940 Act) or by the board of trustees of the Trust, and (ii) by a vote of a majority of the trustees who are not parties to the advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned.

The Trust pays the adviser a separate management fee for each fund in the Trust. Such fee is based on varying percentages of average net assets. For the three fiscal periods ended June 30, 1996, June 30, 1997 and June 30, 1998, the Trust incurred advisory fees (net of expenses paid by the adviser or voluntary fee waivers) of $5,216,589, $5,195,746, and $4,362,788, respectively, for all funds.
For the three fiscal periods ended June 30, 1996, June 30, 1997 and June 30, 1998, the funds paid the adviser the following advisory fees (net of expenses paid by the adviser or voluntary fee waivers):


                                        1996            1997           1998
                                      --------        --------       --------
Gold Shares Fund                     $1,727,462      $1,173,225       $616,410
World Gold Fund                      $2,238,255      $2,380,969     $1,521,454
Global Resources Fund                  $219,018        $281,264       $295,610
China Region Fund                       $58,700        $270,994       $385,682
All American Fund                            $0              $0        $33,254
Income Fund                             $73,521         $70,067        $77,558
Real Estate Fund                        $64,381        $101,214       $108,227
Tax Free Fund                                $0              $0             $0
Near-Term Tax Free Fund                      $0              $0             $0
Government Securities Savings Fund           $0         $91,782       $418,522
Treasury Securities Cash Fund          $835,252        $826,231       $906,071


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U.S. Global Investors Funds                  Statement of Additional Information
                                                                   Page 25 of 35

                       TRANSFER AGENCY AND OTHER SERVICES

The Transfer Agency Agreement with the Trust provides for each fund to pay United Shareholder Services, Inc. ("USSI") an annual fee of $23.00 per account (1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with the Transfer Agent, each fund shall pay to the Transfer Agent a monthly fee equal to one-twelfth (1/12) of
12.5 basis points (.00125) of the value of the shares of the funds held in accounts at the institutions, which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding Trust shares at the institution. These fees cover the usual transfer agency functions. In addition, the funds bear certain other Transfer Agent expenses such as the costs of record retention and postage, plus the telephone and line charges (including the toll-free 800 service) used by shareholders to contact the Transfer Agent. For the fiscal period ended June 30, 1998, the funds paid the following amounts for transfer agency fees and expenses:

      Gold Shares Fund                                    $1,015,249
      World Gold Fund                                       $647,285
      Global Resources Fund                                 $207,617
      China Region Fund                                     $181,088
      All American Fund                                      $83,096
      Income Fund                                          $  39,911
      Real Estate Fund                                     $  55,825
      Tax Free Fund                                        $  30,953
      Government Securities Savings Fund                    $786,760
      Treasury Securities Cash Fund                         $373,440

      The Near-Term Tax Free Fund paid $0 due to the Adviser's expense limit guarantees.

Prior to November 1997, USSI performed bookkeeping and accounting services, and determined the daily net asset value for each of the funds. Bookkeeping and accounting services were provided to the funds at a sliding scale fee based upon average net assets and subject to an annual minimum fee. Beginning November 1997, Brown Brothers Harriman & Co., an independent service provider, began providing the funds with bookkeeping, accounting and custody services and deter-mined the daily net asset value for each of the funds. For the fiscal period ended June 30, 1998, the funds paid the following amounts for bookkeeping and accounting services:

                                               USSI                 BBH
                                             -------             --------
   Gold Shares Fund                          $34,685              $51,883
   World Gold Fund                           $63,407             $102,787
   Global Resources Fund                     $28,563              $35,107
   China Region Fund                         $28,951              $46,608
   All American Fund                         $13,854              $31,847
   Income Fund                               $13,854              $30,220
   Real Estate Fund                          $13,854              $27,234
   Tax Free Fund                             $13,854              $27,641
   Near-Term Tax Free Fund                        $0              $24,741
   Government Securities Savings Fund        $83,632              $77,874
   Treasury Securities Cash Fund             $45,287              $38,017

In addition to the services performed for the funds and the Trust under the Advisory Agreement, the Adviser, through its subsidiary USSI, provides transfer agent and dividend disbursement agent services pursuant to the Transfer Agency Agreement as described in the funds' prospectus under "Fund Details." In addition, lockbox and statement printing services are provided by USSI. The Board of Trustees recently approved the Transfer Agency and related agreements through October 1998. For the three fiscal years ended June 30, 1996, 1997 and 1998, the Trust paid USSI total transfer agency fees and expenses of $2,617,240, $3,789,333, and $3,421,224, respectively, for all funds.

All fees paid to the  Adviser  during  the  fiscal  year  ended  June 30,  1998,
(including   management,   transfer  agency  and  accounting  fees  but  net  of
reimbursements) totaled $8,123,953.


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Statement of Additional Information                  U.S. Global Investors Funds
Page 26 of 35

A & B Mailers, Inc., a wholly-owned corporation of the Adviser, provides the Trust with certain mail handling services. The charges for such services have been negotiated by the Audit Committee and A & B Mailers, Inc. Each service is priced separately. For the fiscal years ended June 30, 1996, 1997 and 1998, the Trust paid A&B Mailers $90,053, $591,339, and $439,812, respectively, for all funds.

Beginning September 3, 1998, U.S. Global Brokerage, Inc., a wholly owned subsidiary of the adviser, began marketing the funds and distributing shares through selling brokers, financial planners and other financial representatives.


                  CERTAIN PURCHASES OF SHARES OF THE FUNDS

Shares of all the funds are continuously offered by the Trust at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the funds are described in the prospectus. In addition, shares of each fund, except the Treasury Securities Cash Fund, the Tax Free Fund and the Government Securities Savings Fund, may be purchased using securities, so long as the securities delivered to the Trust meet the investment objectives and concentration policies of the appropriate fund, and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of such funds. On any such "in kind" purchase, the following conditions will apply:

  1. the securities offered by the investor in exchange for shares of a fund must not be in any way restricted as to resale or otherwise be illiquid;

  2. securities of the same issuer must already exist in a fund's portfolio;

  3. the securities must have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the AMEX and the NYSE, or Nasdaq;

  4. any securities so acquired by any fund shall not comprise over 5% of that fund's net assets at the time of such exchange;

  5. no over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States; and

  6. the securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of each fund, except the Treasury Securities Cash Fund, the Tax Free Fund, and the Government Securities Savings Fund, using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an "in kind" purchase should furnish (either in writing or by telephone) to the Trust a list with a full and exact description of all of the securities which he or she proposes to deliver. The Trust will advise him or her as to those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the applicable fund are valued. See the"Valuation of Shares" section in the prospectus. The number of shares of the appropriate fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this offer will constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.


--------------------------------------------------------------------------------
U.S. Global Investors Funds                  Statement of Additional Information
                                                                   Page 27 of 35

                       ADDITIONAL INFORMATION ON REDEMPTIONS

WIRE REDEMPTIONS -- TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND ONLY. When shares of the Treasury Securities Cash Fund and Government Securities Savings Fund are redeemed by wire, proceeds will normally be wired on the next business day after receipt of the telephone instruction. To place a request for a wire redemption, the shareholder may instruct USSI by telephone (if this option was elected on the application accompanying the prospectus), or by mailing instructions to U.S. Global Investors Funds, P.O. Box 781234, San Antonio, Texas 78278-1234. A bank processing fee for each bank wire will be charged to the shareholder's account. The shareholder may change the account which has been designated to receive amounts withdrawn under this procedure at any time by writing to USSI with signature(s) guaranteed as described in the prospectus. Further documentation will be required to change the designated account when shares are held by a corporation or other organization, fiduciary or institutional investor.

CHECK REDEMPTIONS -- TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND ONLY. Upon receipt of a completed application indicating election of the check writing feature, shareholders will be provided with a free supply of temporary checks. A shareholder may order additional checks for a nominal charge.

The checkwriting withdrawal procedure enables a shareholder to receive dividends declared on the shares to be redeemed until such time as the check is processed. If a check for the balance of the account is presented for payment, the dividends will close out and generate a dividend check and close the account. If there are not sufficient shares to cover a check, the check will be returned to the payee and marked "insufficient funds." Checks written against shares which have been in the account less than 7 days and were purchased by check will be returned as uncollected funds. A shareholder may avoid this 7-day requirement by purchasing by bank wire or cashiers check.

The Trust reserves the right to terminate generally, or alter generally, the check writing service or to impose a service charge upon 30 days' prior notice to shareholders.

REDEMPTION IN KIND. The Trust reserves the right to redeem shares of the Gold Shares Fund or the China Region Fund in cash or in kind. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of the Gold Shares Fund or China Region Fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Trust during any 90-day period for any one shareholder. Any shareholder of the Gold Shares Fund or China Region Fund receiving a redemption in kind would then have to pay brokerage fees in order to convert the investment into cash. All redemptions in kind will be made in marketable securities of the particular fund.

SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period
(1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.


                      CALCULATION OF PERFORMANCE DATA

Treasury Securities Cash Fund and Government Securities Savings Fund shareholders and prospective investors in these funds will be interested in learning, from time to time, the current yield of the funds, based on dividends declared daily from net investment income. To obtain a current yield quotation, call the Adviser toll free at 1-800-873-8637 (local residents call 308-1222). The yield of that fund is calculated by determining the net change in the value of a hypothetical pre-existing account in the fund having a balance of one share at the beginning of a historical seven-calendar-day period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the fund reflects the value of additional shares purchased with dividends from the original share and any such additional shares, and all fees charged to all shareholder accounts in proportion to the length of the base period and


--------------------------------------------------------------------------------
Statement of Additional Information                  U.S. Global Investors Funds
Page 28 of 35
the fund's average account size, but does not include realized gains and losses, or unrealized appreciation and depreciation. The funds may also calculate their effective annualized yield (in effect, a compound yield) by dividing the base period return (calculated as above) by seven, adding one, raising the sum to the 365th power and subtracting one.

The Treasury Securities Cash and Government Securities Savings Funds' net income, from the time of the immediately preceding dividend declaration, consists of interest accrued or discount earned during such period (including both original issue and market discount) on the fund's securities, less amortization of premium and the estimated expenses of the fund applicable to that dividend period. The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in the fund's portfolio, their quality and length of maturity, their relative values, and the fund's operating expenses. The length of maturity for the portfolio is the average dollar-weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for all of its issues.

The yield fluctuates daily as the income earned on the investments of the Treasury Securities Cash Fund and the Government Securities Savings Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time, nor is there any guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Treasury Securities Cash Fund and the Government Savings Fund is not insured, although the underlying portfolio securities are, of course, backed by the United States Government or, in the case of the Government Securities Savings Fund, by a government agency. Investors comparing results of the Treasury Securities Cash Fund and Government Securities Savings Fund with investment results and yields from other sources, such as banks or savings and loan associations, should understand this distinction.

The seven-day yield and effective yield for the Treasury Securities Cash Fund and the Government Securities Savings Fund at June 30, 1998 were 4.39% and 4.48%, and 5.23% and 5.36%, respectively, with an average weighted maturity of investments on that date of 45 and 63 days, respectively.


TOTAL RETURN

The Gold Shares Fund, Global Resources Fund, World Gold Fund, Income Fund, Tax Free Fund, the Real Estate Fund, and the Near-Term Tax Free Fund may each advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as any of such funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              P(1+T)n = ERV

         Where:      P       =      a hypothetical initial payment of $1,000
                     T       =      average annual total return
                     n       =      number of years
                     ERV     =      ending  redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period.

The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by each fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The average annual compounded rate of return for each fund for the following years ended as of June 30, 1998, is as follows:

                                     1 Year           5 Years      10 Years
                                     ------           -------      --------
  Gold Shares Fund                  (58.8)%           (29.4)%       (17.8)%
  World Gold Fund                   (37.4)%            (6.2)%        (2.7)%
  Global Resources Fund             (29.8)%              0.9%          1.1%
  China Region Fund                 (52.1)%           (17.4)% *         n/a
  All American Fund                   27.3%             19.7%         13.0%
  Income Fund                         23.9%             11.4%         12.4%
  Real Estate Fund                     1.4%              8.0%          7.6%
  Tax Free Fund                        7.7%              5.8%          7.3%
  Near-Term Tax Free Fund              6.0%              4.5%          5.9% **
  ------------------------
  *   (02/10/94 inception)
  **  (12/01/90 inception)

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U.S. Global Investors Funds                  Statement of Additional Information
                                                                   Page 29 of 35

YIELD

The Tax Free and Near-Term Tax Free Funds each may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                    YIELD=2[({{A-B} OVER CD}+1) SUP 6 -1]

         Where:   A   =   dividends and interest earned during the period
                  B   =   expenses accrued for the period (net of reimbursement)
                  C   =   the average daily number of shares outstanding during
                          the period that were entitled to receive dividends
                  D   =   the maximum  offering price per share on  the last day
                          of the period

The 30-day yield for the 30 days ended June 30, 1998, for each fund was as follows:

                           Tax Free Fund                      4.35%
                           Near-Term Tax Free Fund            3.81%


TAX EQUIVALENT YIELD

The Tax Free Fund's tax equivalent yield for the 30 days ended June 30, 1998, was 7.20% based on a Federal income tax rate of 39.6%.

The Near-Term Tax Free Fund's tax equivalent yield for the 30 days ended June 30, 1998, was 6.30% based on a Federal income tax rate of 39.6%.

The tax equivalent yield is computed by dividing that portion of the yield of the Tax Free Fund (computed as described under "Yield" above) which is tax-exempt, by one minus the Federal income tax rate of 39.6% (or other relevant rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The compliment, for example, of a tax rate of 39.6% is 60.4%, that is [1.00 - .396 = .604].


NONSTANDARDIZED TOTAL RETURN

Each fund may provide the above described standard total return results for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of each fund's operations. In addition, each fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that no annualization is made.


DISTRIBUTION RATES

In its sales literature, each fund, except for the money market funds, may also quote its distribution rate along with the above described standard total return and yield information. The distribution rate is calculated by annualizing the latest distribution and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by each

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fund even though such option income is not  considered  investment  income under generally accepted accounting principal.

Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Adviser through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.


EFFECT OF FEE WAIVER AND EXPENSE REIMBURSEMENT

All calculations of performance data in this section reflect the Adviser's fee waivers or reimbursement of a portion of the fund's expenses, as the case may be.


                                   TAX STATUS

TAXATION OF THE FUNDS -- IN GENERAL

As stated in its prospectus, each fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, no fund will be liable for Federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that a fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

To qualify as a regulated investment company, each fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("90% test"); and (b) satisfy certain diversification requirements at the close of each quarter of the fund's taxable year. Furthermore, in order to be entitled to pay tax-exempt interest income dividends to shareholders, the Tax Free Fund and Near-Term Tax Free Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest of which is exempt from Federal income tax. The Tax Free and Near-Term Tax Free Funds intend to satisfy this requirement.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year and (3) any portion not taxable to the fund of the respective balance from the preceding calendar year. Because the excise tax is based upon undistributed taxable income, it will not apply to tax-exempt income received by the Tax Free and Near-Term Tax Free Funds. The funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

Mutual funds are potentially subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The funds intend to make such distributions as may be necessary to avoid this excise tax.

A possibility exists that exchange control regulations imposed by foreign governments may restrict or limit the ability of a fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders.


TAXATION OF THE FUNDS' INVESTMENTS

A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the 90% test and the distribution requirements of the

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

Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

For Federal income tax purposes, debt securities purchased by a fund may be treated as having original issue discount. Original issue discount can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated as interest for Federal income tax purposes as earned by a fund, whether or not any income is actually received, and therefore, is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a fund's taxable income, although such discount will be included in gross income for purposes of the 90% test described above. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

Debt securities may be purchased by a fund at a discount which exceeds the original issue price plus previously accrued original issue discount remaining on the securities, if any, at the time a fund purchases the securities. This additional discount represents market discount for income tax purposes. To the extent that a fund purchases municipal bonds at a market discount, the accounting accretion of such discount may generate taxable income for the fund and its shareholders. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income for purposes of the 90% test to the extent it does not exceed the accrued market discount on the security (unless the fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis.

A fund whose portfolio is subject to the market discount rules may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the fund makes the election to include market discount currently. Because a fund must take into account all original issue discount for purposes of satisfying various requirements for qualifying as a regulated investment company under Subchapter M of the Code, it will be more difficult for a fund to make the distributions required under Subchapter M of the Code and to avoid the 4% excise tax described above. To the extent that a fund holds zero coupon or deferred interest bonds in its portfolio, or bonds paying interest in the form of additional debt obligations, the fund would recognize income currently even though the fund received no cash payment of interest, and would need to raise cash to satisfy the obligations to distribute such income to shareholders from sales of portfolio securities.

The funds may purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. Instead, the amortized bond premium will reduce the fund's adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the fund so elects. The amortized premium on taxable securities is allowed as a deduction, and, generally for securities issued after September 27, 1985, must be amortized under an economic accrual method.

If a fund owns shares in a foreign corporation that is a "passive foreign investment company" for U.S. Federal income tax purposes and that fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, that fund may be subject to U.S. Federal income tax on part of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if the fund distributes such income as a taxable dividend to its U.S. shareholders. The fund may also be subject to additional tax similar to an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund because of its ownership of shares in a "passive foreign investment company" will not lead to any deduction or credit to the fund or any shareholder. If the fund owns shares in a "passive foreign investment company" and the fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the fund may be required to include part of the ordinary income and net capital gains in its income each year, even if this income is not

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

distributed to the fund. Any such income would be subject to the distribution requirements described above even if the fund did not receive any income to distribute.


TAXATION OF THE SHAREHOLDER

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a fund pays the dividends during the following January.

Since none of the net investment income of the Tax Free Fund, the Treasury Securities Cash Fund, the Government Securities Savings Fund, or the Near-Term Tax Free Fund is expected to arise from dividends on domestic common or preferred stock, none of these funds' distributions will qualify for the 70% corporate dividends-received deduction.

Distributions by a fund, other than the Treasury Securities Cash Fund and the Government Securities Savings Fund, will result in a reduction in the fair market value of fund shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of such funds just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the fund shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

To the extent that the Tax Free and Near-Term Tax Free Funds' dividends distributed to shareholders are derived from interest income exempt from Federal income tax and are designated as "exempt-interest dividends" by the funds, they will be excludable from a shareholder's gross income for Federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the funds are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

All distributions of investment income during the year will have the same percentage designated as tax exempt. This method is called the "average annual method." Since the Tax Free Fund and the Near-Term Tax Free Fund invest primarily in tax-exempt securities, the percentage is expected to be substantially the same as the amount actually earned during any particular distribution period.

A shareholder of a fund should be aware that a redemption of shares (including any exchange into another U.S. Global Investors fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the Tax Free Fund or the Near-Term Tax Free Fund receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of a fund receives a distribution taxable as mid-term or long-term capital gain, as applicable, with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as mid-term or long-term capital loss to the extent of the mid-term or long-term capital gain, as applicable, recognized.

The Tax Free Fund and the Near-Term Tax Free Fund may invest in private activity bonds. Interest on private activity bonds issued after August 7, 1986, is subject to the Federal alternative minimum tax ("AMT"), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as "tax preference items"). Interest from private activity bonds is one of the tax preference items that is added into income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.


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

Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from Federal income tax are rendered by recognized bond counsel to the issuers. Neither the Adviser's nor the Trust's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the basis of such opinions.


CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund's net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his fund shares. To the extent that such distributions exceed such shareholder's basis, they will be treated as a gain from the sale of shares. As discussed below, certain gains or losses with respect to forward foreign currency contracts, over-the-counter options or foreign currencies and certain options graded on foreign exchanges will also be treated as section 988 gains or losses.

Forward currency contracts and certain options entered into by the fund may create "straddles" for U.S. Federal income tax purposes and this may affect the character of gains or losses realized by the fund on forward currency contracts or on the underlying securities and cause losses to be deferred. The fund may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the fund to recognize income without having the cash to meet the distribution requirements.


FOREIGN TAXES

Income received by a fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

If a fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the fund will be able to do so. Under the Code, if more than 50% of the value of the fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to "pass-through" to the fund's shareholders the amount of such foreign income and withholding taxes paid by the fund.
Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the fund's taxable year whether the foreign taxes paid by the fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country; and (b) the portion of dividends that represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation which is applied separately to "passive income," which includes, among other types of income, dividends and interest.


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Statement of Additional Information                  U.S. Global Investors Funds
Page 34 of 35

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

The foregoing discussion relates only to generally applicable Federal income tax provisions in effect as of the date of the prospectus and Statement of Additional Information. Shareholders should consult their tax advisers about the status of distributions from the fund in their own states and localities.


               CUSTODIAN, FUND ACCOUNTANT, AND ADMINISTRATOR

Brown Brothers Harriman & Co. serves as custodian, fund accountant and administrator for all funds of the Trust described in this Statement of Additional Information. With respect to the funds that own foreign securities Brown Brothers Harriman & Co. may hold securities of the funds outside the United States pursuant to sub-custody arrangements separately approved by the Trust. Prior to November 1997 Bankers Trust provided custody services and USSI provided fund accounting and administrative services. Services with respect to the retirement accounts will be provided by Security Trust and Financial Company of San Antonio, Texas, a wholly owned subsidiary of the Adviser.


                                 DISTRIBUTOR

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, is the exclusive agent for distribution of shares of the funds. The distributor is obligated to sell the shares of the funds on a best-efforts basis only against purchase orders for the shares. Shares of the funds are offered on a continuous basis.


                   INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Trust.

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, serves as legal counsel to the Trust.


                             FINANCIAL STATEMENTS

The financial statements for year ended June 30, 1998, are hereby incorporated by reference from the Annual Report to Shareholders of that date which has been delivered with this Statement of Additional Information, unless previously provided. In that case, the Trust will promptly provide another copy, free of charge, upon request to: U.S. Global Investors, Inc., P.O. Box 781234, San Antonio, Texas 78278-1234, 1-800-873-8637 or (210) 308-1234.





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U.S. Global Investors Funds                  Statement of Additional Information

--------------------------------------------------------------------------------
                                     PART C
--------------------------------------------------------------------------------

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial   Statements   included  in  Part  B  (Statement   of  Additional
     Information) of this Registration Statement.

     (1) The Financial Statements for the year ended June 30, 1998, of U.S. Global Investors Funds, as examined by PricewaterhouseCoopers LLP, are incorporated by reference from the Annual Report to Shareholders of U.S. Global Investors Funds (Gold Shares Fund, World Gold Fund, Global Resources Fund, China Region Opportunity Fund, All American Equity Fund, Income Fund, Real Estate Fund, Tax Free Fund, Near-Term Tax Free Fund, U.S. Government Securities Savings Fund and U.S. Treasury Securities Cash Fund) of that date.

(b)  EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION OF EXHIBIT
-------   ----------------------------------------------------------------------

(1) (a) First Amended and Restated Master Trust Agreement, dated May 19, 1995, incorporated by reference from Post- Effective Amendment No. 78 to Registration Statement.

     (b) Amendment No. 1, dated January 31, 1997, to the First Amended and Restated Master Trust Agreement changing the name of the trust to U.S. Global Investors Funds, incorporated by reference from Post-Effective Amendment No. 80 filed September 2, 1997 (EDGAR Accession No. 0000101507-97-000095).

     (c) Amendment No. 2, dated June 9, 1998, to the First Amended and Restated Master Trust Agreement changing the names of selected funds incorporated by reference from Post-Effective Amendment No. 82 filed September 2, 1998 (EDGAR Accession No. 0000101507-98-000031).

(2) By-laws, incorporated by reference from Post-Effective Amendment No. 44 to Registration Statement.

(3)  Not applicable

(4)  Not applicable

(5) (a) Advisory Agreement with U.S. Global Investors, Inc., dated October 1989 incorporated by reference from Post-Effective Amendment No. 62.

(6) (a) Form of Distribution Agreement between Registrant and U.S. Global Brokerage, Inc. dated September 3, 1998, incorporated by reference from Post-Effective Amendment No. 82 filed September 2, 1998 (EDGAR Accession No. 0000101507-98-000031).

     (b) Specimen Selling Group Agreement between principal underwriter and dealers incorporated by reference from Post-Effective Amendment No. 82 filed September 2, 1998 (EDGAR Accession No. 0000101507-98-000031).

(7)  Not applicable

(8) (a) Custodian Agreement with Bankers Trust Company, incorporated by reference from Post- Effective Amendment No. 61.

     (b) Global Custodian Agreement between United Services Funds and Bankers Trust Company incorporated by reference from United Services Funds Report on FORM SE, Exhibit 77 Q 3(b) for six month period ended June 30, 1992.

     (c) Custodian Agreement Registrant and Brown Brothers Harriman & Co. dated November 1, 1997, incorporated by reference from Post-Effective Amendment No. 82 filed September 2, 1998 (EDGAR Accession No. 0000101507-98-000031).

(9)  (a)  Transfer  Agency  Agreement,   as  amended,  with  United  Shareholder
          Services, Inc. dated as of November 1, 1988, incorporated by reference to Post Effective Amendment No. 79.

     (b) Bookkeeping and Accounting Agreement, dated February 1, 1992, between United Shareholder Services, Inc. and United Services Funds incorporated by reference from United Services Funds Report on Form N-SAR for six months ended December 31, 1991.

     (c) Lockbox Agreement between United Services Funds and United Shareholder Services, Inc. incorporated by reference from Post-Effective Amendment No. 71.

     (d)  Printing   Agreement   between   United   Services  Funds  and  United
          Shareholder   Services,    Inc.   incorporated   by   reference   from
          Post-Effective Amendment No. 71.

(10) (a) Opinion of Goodwin, Procter & Hoar incorporated by reference from Post-Effective-Amendment No. 59.

     (b) Opinion of Goodwin Procter & Hoar incorporated by reference from Post-Effective amendment No. 74.

(11) (a)* Consent of independent accountants, PricewaterhouseCoopers LLP, dated October 21, 1998.

     (b)* Consent of Goodwin Procter & Hoar LLP, dated November 2, 1998.

(12) Not applicable

(13) Not applicable

(14) (a) Individual Retirement Accounts, Disclosure Statement & Custodian Agreement incorporated by reference to Post-Effective Amendment No. 67.

     (b) Prototype Defined Contribution and Trust/Custodial Account Sponsored by Securities Trust and Financial Company (Basic Plan Document #01) incorporated by reference from Post-Effective Amendment No. 67.

     (c) Prototype Cash or Deferred Profit-Sharing Plan and Trust/Custodial Account Sponsored by Securities Trust and Financial Company (Basic Plan Document #04) incorporated by reference from Post-Effective Amendment No. 67. (15) Not applicable

(16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22, incorporated by reference from Post-Effective Amendment No. 57.

(17) Powers of Attorney, incorporated by reference from Post-Effective Amendment No. 78.

* Filed Herein

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled "Principal Holders of Securities."

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

     The number of record holders, as of August 28, 1998, of each class of securities of the Registrant.

                                                                  NUMBER OF
     TITLE OF CLASS                                            RECORD HOLDERS
     ---------------------------------------                   --------------
     Gold Shares Fund                                               32,687
     Global Resources Fund                                           6,194
     All American Equity Fund                                        4,483
     U.S. Treasury Securities Cash Fund                             10,989
     Tax Free Fund                                                     918
     Income Fund                                                     1,197
     World Gold Fund                                                18,679
     U.S. Government Securities Savings Fund                        24,740
     Real Estate Fund                                                1,403
     Near-Term Tax Free Fund                                           287
     China Region Opportunity Fund                                   4,943

ITEM 27. INDEMNIFICATION

     Under Article VI of the Registrant's Master Trust Agreement, each of its Trustees and officers or person serving in such capacity with another entity at the request of the Registrant (a "Covered Person") shall be indemnified (from the assets of the Sub-Trust or Sub-Trusts in question) against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, incurred by the Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is not entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct,
     (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of the majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 1(a)(19) of the 1940 Act nor parties to the proceeding, or (b) as independent legal counsel in a written opinion.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Information pertaining to business and other connections of Registrant's investment adviser is incorporated by reference to the Prospectus and Statement of Additional Information contained in Parts A and B of this Registration Statement at the sections entitled "Management of the Funds" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information.

ITEM 29. PRINCIPAL UNDERWRITERS

     U.S. Global Brokerage, Inc. ("USGBI") is the Registrant's principal underwriter. USGBI also acts as principal underwriter for the U.S. Global Accolade Funds. U.S. Global Investors, Inc., 7900 Callaghan Road, San
     Antonio, Texas 78229 owns 100% of the firm. Mr. Frank E. Holmes is President and Chief Executive Officer of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     All accounts and records maintained by the Registrant are kept at the Registrant's office located at 7900 Callaghan Road, San Antonio, Texas. All accounts and records maintained by Brown Brothers Harriman & Co. as custodian are maintained in Boston, Massachusetts.

ITEM 31. NOT APPLICABLE

ITEM 32. NOT APPLICABLE

                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION OF EXHIBIT
-------   ----------------------------------------------------------------------

(11) (a) Consent of independent public accountants, PricewaterhouseCoopers LLP, dated October 21, 1998

(11) (b)  Consent of Goodwin, Procter & Hoar LLP, dated November 2, 1998.



--------------------------------------------------------------------------------
                                 SIGNATURE PAGE
--------------------------------------------------------------------------------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and that it has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized in the city of San Antonio, State of Texas, on the .

                                         U.S. GLOBAL INVESTORS FUNDS

                                         By: /s/ SUSAN B. MC GEE
                                             -----------------------------------
                                             Susan B. McGee
Date: November 2, 1998                       Executive Vice President, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                     TITLE                         DATE
---------------------------   -------------------------     ---------------

*/s/ John P. Allen            Trustee                       November 2, 1998
----------------------------
John P. Allen

*/s/ Edward D. Hodo           Trustee                       November 2, 1998
----------------------------
Edward D. Hodo

*/s/ Frank E. Holmes          Trustee, President,           November 2, 1998
----------------------------  Chief Executive Officer
Frank E. Holmes

/s/ Clark R. Mandigo
----------------------------  Trustee                       November 2, 1998
Clark R. Mandigo

*/s/ Charles Z. Mann          Trustee                       November 2, 1998
----------------------------
Charles Z. Mann

/s/ W. W. McAllister, III
----------------------------  Trustee                       November 2, 1998
Walter W. McAllister, III

*/s/ W.C.J. van Rensburg      Trustee                       November 2, 1998
----------------------------
W.C.J. van Rensburg

/s/ Susan B. McGee
----------------------------  Executive Vice President      November 2, 1998
Susan B. McGee                Secretary
                              General Counsel


*BY:   /s/ Susan McGee
       ----------------------------
       Susan B. McGee
       Executive Vice President
       Secretary
       General Counsel
       Power of Attorney